--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                                 CMBS NEW ISSUE

                                 CSFB 2002-CKP1

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $862,557,000

                                 (APPROXIMATE)




              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2002-CKP1



                             [logo COLUMN FINANCIAL]
                      a CREDIT SUISSE FIRST BOSTON company

                            [logo KeyBank] [logo PNC]


CREDIT SUISSE FIRST BOSTON

             GOLDMAN, SACHS & CO.

                             MCDONALD INVESTMENTS
                                A KeyCorp Company

                                               PNC CAPITAL MARKETS


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------

I.   TRANSACTION OFFERING


                          INITIAL                 APPROXIMATE
                          PRINCIPAL               % OF TOTAL                   INITIAL     ASSUMED
                          BALANCE                 INITIAL       APPROXIMATE    PASS-       WEIGHTED
         EXPECTED         OR NOTIONAL             PRINCIPAL     CREDIT         THROUGH     AVERAGE LIFE  EXPECTED
CLASS    RATINGS(1)       AMOUNT                  BALANCE       SUPPORT        RATE(2)     (YEARS)(3)    MATURITY(3)
-----    ----------       -----------             -------       -------        -------     ----------    -----------

Offered Certificates:

A-1       Aaa/AAA          $54,740,000               5.51%         22.63%          %         2.5           11/06
A-2       Aaa/AAA         $112,435,000              11.32%         22.63%          %         7.5           08/11
A-3       Aaa/AAA         $601,059,000              60.54%         22.63%          %         9.6           01/12
B         Aa2/AA           $39,715,000               4.00%         18.63%          %         9.8           02/12
C         Aa3/AA-          $13,652,000               1.38%         17.25%          %         9.9           02/12
D         A2/A             $26,063,000               2.63%         14.63%          %         9.9           02/12
E         A3/A-            $14,893,000               1.50%         13.13%          %        10.0           03/12

Non-Offered Certificates:(5)

F         Baa1/BBB+        $13,652,000               1.38%         11.75%          %        10.0           03/12
G         Baa2/BBB         $14,893,000               1.50%         10.25%          %        10.0           03/12
H         Baa3/BBB-        $14,893,000               1.50%          8.75%          %        10.0           03/12
J-AD      Baa3/BBB-        $19,857,000               2.00%          6.75%          %         4.0           02/10
K-Z        Ba1/BB+         $19,857,000(6)            0.00%          6.75%          %        10.0           03/12
L          Ba2/BB          $16,134,000               1.62%          5.13%          %        10.0           03/12
M          Ba3/NR           $8,688,000               0.88%          4.25%          %        10.0           03/12
N          B1/B+            $7,447,000               0.75%          3.50%          %        10.1           10/12
O          B2/B             $8,687,000               0.87%          2.63%          %        10.5           10/12
P          B3/B-            $4,965,000               0.50%          2.13%          %        10.5           10/12
Q        Caa2/CCC           $4,964,000               0.50%          1.63%          %        10.5           10/12
S         NR/NR            $16,134,599               1.63%          0.00%          %        14.0           03/22
A-X      Aaa/AAA          $992,871,599(6)          100.00%           N/A           %         9.1           03/22
A-SP     Aaa/AAA          $606,168,000(6)           61.05%           N/A           %         7.0           03/09



TABLE (CONTINUED)

          EXPECTED
          PRINCIPAL          LEGAL
CLASS     WINDOW(3)          STATUS          ERISA(4)
-----     ---------          ------          -----

Offered Certificates

A-1      04/02-11/06         Public           Yes
A-2      11/06-08/11         Public           Yes
A-3      08/11-01/12         Public           Yes
B        01/12-02/12         Public           Yes
C        02/12-02/12         Public           Yes
D        02/12-02/12         Public           Yes
E        02/12-03/12         Public           Yes

Non-Offered Certificates(5)

F        03/12-03/12         Private-144A     Yes
G        03/12-03/12         Private-144A     Yes
H        03/12-03/12         Private-144A     Yes
J-AD     04/02-02/10         Private-144A     Yes
K-Z      03/12-03/12         Private-144A     No
L        03/12-03/12         Private-144A     No
M        03/12-03/12         Private-144A     No
N        03/12-10/12         Private-144A     No
O        10/12-10/12         Private-144A     No
P        10/12-10/12         Private-144A     No
Q        10/12-10/12         Private-144A     No
S        10/12-03/22         Private-144A     No
A-X          N/A             Private-144A     Yes
A-SP         N/A             Private-144A     Yes


(1) These classes are expected to be rated by Moody's Investors Service, Inc. and Standard & Poor's Rating Services.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will be fixed subject net WAC of the Pool. Classes _ and _ will be equal to the Net WAC of the Pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.
(5)   Not offered by the prospectus supplement or this term sheet.
(6)   Notional Amount.


MORTGAGE LOAN SELLER PROFILE:
-----------------------------

Column Financial, Inc., "Column", will be selling 90 mortgage loans, representing 51.3% of the initial net mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 2,800 commercial mortgage loans, totaling approximately $16.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada.

KeyBank National Association, "KeyBank", will be selling 32 mortgage loans, representing 22.8% of the initial net mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2001, KeyBank had total assets of approximately $71.5 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $66.6 billion and approximately $4.9 billion in stockholders' equity. As of December 31, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.5 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, has originated over $1.8 billion in commercial mortgage loans in 2001 and has a current servicing portfolio of $12.0 billion.

PNC Bank, National Association, "PNC Bank," will be selling 34 mortgage loans, representing 25.9% of the initial net mortgage pool balance to the Trust. PNC Bank is headquartered in Pittsburgh, Pennsylvania and is a wholly owned subsidiary of The PNC Financial Services Group, Inc., which had approximately $70 billion of assets as of December 31, 2001. PNC Bank has originated over 1,000 conduit loans totaling $3.6 billion since 1998. PNC Bank's conduit operation, including origination, underwriting, and closing activities, is based in Kansas City, Missouri.




--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

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CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


II. COLLATERAL OVERVIEW(1)

o   MORTGAGE LOAN POOL

    Initial Net Mortgage Pool Balance:            992,871,599

    Average Cut-off Date Principal Balance:       $6,364,562

    Loans / Properties:                           156 / 189

    Largest Loan:                                 6.6%

    Five Largest Loans / Group of Loans:          25.3%

    Ten Largest Loans / Group of Loans:           38.9%

o   PROPERTY TYPE CONCENTRATIONS

    Multifamily:                                  29.6%

    Retail:                                       28.0% (Anchored 26.1%;
                                                         Unanchored 1.9%)

    Office:                                       24.0%

    Mixed Use:                                    8.3%

    Self Storage:                                 6.1%

    Industrial:                                   3.1%

    Other(2):                                     0.9%



o   GEOGRAPHIC DISTRIBUTION

    Texas:                                        18.4%

    California:                                   10.6% (Southern 9.5% /
                                                         Northern 1.1%)(3)

    Pennsylvania:                                 8.9%

    Florida:                                      7.5%

    Other: 30 other states and the District of Columbia, which comprise less than 6.6% individually


o   CREDIT STATISTICS

    Wtd. Avg. Underwritten DSCR:                  1.37x

    Wtd. Avg. Cut-off Date LTV Ratio:             74.3%

    Wtd. Avg. Balloon/ARD LTV Ratio(4):           63.8%


     (1) All information provided based on a March 2002 Cut-off Date unless otherwise noted.

     (2)  "Other" includes manufactured housing properties.

     (3) "Southern California" consists of mortgaged real properties in California zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

     (4)  Excludes Fully Amortizing Loans.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


II. COLLATERAL OVERVIEW (CONTINUED)

o   LOANS WITH RESERVE REQUIREMENTS

    Tax escrows:                 92.6%

    Insurance escrows:           81.6%

    Cap. Ex escrows(1):          82.9%

    TI/LC escrows(1):            86.6%



O   MORTGAGE LOAN POOL CHARACTERISTICS

    Gross WAC:                   7.2853%

    Wtd. Avg. Remaining Term(2): 118 Months

    Wtd. Avg. Seasoning:         5 Months

    Call Protection:             All of the mortgage loans provide for either a
                                 prepayment lockout period ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period ("YMP"), or a combination thereof.

    Lockout/Defeasance:          96.5%

    Fee or Leasehold:            99.7% (Fee); 0.3% (Leasehold)

    Delinquency:                 None of the mortgage loans will be 30 days or
                                 more delinquent with respect to any monthly debt service payment as of the April 2002 due date or at any time during the 12-month period preceding that date.


(1) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(2) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.






--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


III. TRANSACTION OVERVIEW

     OFFERED CERTIFICATES:     Classes A-1, A-2, A-3, B, C, D and E

     PASS-THROUGH STRUCTURE:   Senior/Subordinate, Sequential Pay Pass-Through
                               Certificates

     MORTGAGE LOAN SELLERS:    Column Financial, Inc., KeyBank National
                               Association, and PNC Bank, National Association

     LEAD MANAGER &
       BOOKRUNNER:             Credit Suisse First Boston Corporation

     CO-MANAGERS:              McDonald Investments Inc., PNC Capital Markets,
                               Inc., and Goldman, Sachs & Co.

     RATING AGENCIES:          Moody's Investors Service, Inc. and Standard &
                               Poor's Rating Services

     MASTER SERVICER:          Midland Loan Services, Inc.

     SPECIAL SERVICER:         Lennar Partners, Inc.

     TRUSTEE:                  Wells Fargo Bank Minnesota, N.A.

     CUT-OFF DATE:             March 2002

     SETTLEMENT DATE:          On or about March __, 2002

     DISTRIBUTION DATE:        The fourth business day following the
                               Determination Date in that month, beginning
                               April 2002

     DETERMINATION DATE:       The eleventh calendar day of the month, or, if
                               the eleventh calendar day is not a business day, the next succeeding business day, beginning
                               April 2002

     MINIMUM DENOMINATIONS:    $10,000 for all offered certificates and in
                               additional multiples of $1

     SETTLEMENT TERMS:         DTC, Euroclear and Clearstream, same day funds,
                               with accrued interest

     SMMEA: It is expected that the Class A-1, Class A-2, Class A-3, Class B, Class C, Class A-X, and Class A-SP certificates will be SMMEA eligible.

     ERISA: Classes A-1, A-2, A-3, B, C, D, E, F, G, H, J-AD, A-X, and A-SP are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

     TAX TREATMENT:            REMIC

     ANALYTICS:                Cashflows are expected to be available through
                               Bloomberg, the Trepp Group, Intex Solutions and
                               Charter Research




--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       5
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CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

IV. STRUCTURE DESCRIPTION

                               [GRAPHIC OMITTED]














o The P&I certificates will be paid principal sequentially beginning with Class A-1.

o The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J-AD, K-Z, L, M, N, O, P, Q and S Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X and Class A-SP Certificates individually accrue interest.

o The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for Classes A-1, A-2, A-3, B, C, D, E, F, G, H, J-AD, K-Z, L, M, N, O, P, Q and S (exclusive of any excess interest used to hyper amortize the Class J-AD). The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X and Class A-SP Certificates individually accrue interest.

o All excess interest will be paid as principal to hyper amortize the Class J-AD until retired.





-------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       6
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CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------

V.  YIELD MAINTENANCE PREPAYMENT PREMIUM

    YIELD MAINTENANCE
      PREPAYMENT PREMIUMS:    Yield Maintenance Prepayment Premiums will be
                              distributed on each Distribution Date as follows:
                              A portion (based on the product of the Base
                              Interest Fraction and the Principal Entitlement
                              Fraction as described below) will be delivered to each of the following Classes: A-1, A-2, A-3, B,
                              C, D, E, F, G, and H (the "Yield Maintenance
                              Classes"). The remainder will be distributed to
                              (1) xx% to hyper amortize the J-AD and (2) xx% to Class A-X.

                              With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                                   A numerator equal to the excess, if any, of the pass-through rate on such class of certificates over the relevant discount rate and

                                   A denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                              With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                                   A numerator equal to the total principal distributable on such class of certificates on the subject Distribution Date, and

                                   A denominator equal to the total principal, distributable on all the certificates, public and private, on the subject Distribution Date.

      YIELD MAINTENANCE
        PREPAYMENT PREMIUM
        EXAMPLE: The following is an example of the Yield Maintenance Prepayment Premium allocation based on the following assumptions:

                                   o   Class receiving principal payment is A-1
                                   o   Mortgage rate: 8.00%
                                   o   The Discount Rate at time of prepayment:
                                       5.75%
                                   o   The Class Pass-Through Rate is equal to
                                       7.00%


                                                        CLASS A-1          CLASS J-AD HYPER AMORTIZATION
METHOD                                                  CERTIFICATES       AND CLASS A-X DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)              (7.00%-5.75%)       (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------              -------------
 (Mortgage Rate-Discount Rate)                         (8.00%-5.75%)

Yield Maintenance Prepayment Premium Allocation        55.56%              44.44%



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------



VI. ADDITIONAL DEAL FEATURES

    PREPAYMENT INTEREST SHORTFALLS: Any Prepayment Interest Shortfalls that are not offset by the servicing fee and interest accrued on such prepayments from the date of prepayment will be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

    PRINCIPAL & INTEREST ADVANCES:  The master servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The master servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

    OPTIONAL TERMINATION:           On any Distribution Date on which the
                                    mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the certificates retired at the option, in turn, of: any single holder or group of holders of a majority of the Controlling Class; or, if it declines, the master servicer; and lastly, the special servicer.



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------
                       MORTGAGED REAL PROPERTIES BY STATE

                               [GRAPHIC OMITTED]

                                                                   WEIGHTED
                         NUMBER OF                PERCENTAGE OF    AVERAGE                 WEIGHTED
                         MORTGAGED   CUT-OFF DATE    INITIAL       MORTGAGE     WEIGHTED    AVERAGE
                           REAL        PRINCIPAL   MORGAGE POOL    INTEREST     AVERAGE  CUT-OFF DATE
STATE                   PROPERTIES      BALANCE      BALANCE        RATE       U/W DSCR    LTV RATIO
----------------------------------------------------------------------------------------------------
Texas                       45       $182,566,117    $ 18.4%         7.1573%      1.44x     75.0%
California                  16        105,645,581      10.6%         7.3648%      1.33      73.1%
        Sourthern           13         94,490,769       9.5%         7.3985%      1.32      73.9%
        Northern             3         11,154,812       1.1%         7.0795%      1.41      66.7%
Pennsylvania                 7         88,312,232       8.9%         7.2021%      1.39      74.8%
Florida                     13         73,990,744       7.5%         7.0460%      1.38      77.4%
Ohio                        10         64,732,258       6.5%         7.3048%      1.36      75.1%
Illinois                     4         63,187,820       6.4%         7.1841%      1.34      76.6%
District of Columbia         1         52,801,908       5.3%         7.2500%      1.39      71.6%
Tennessee                   12         49,497,752       5.0%         7.5963%      1.30      75.3%
Maryland                     6         48,615,008       4.9%         7.3888%      1.41      66.9%
New York                     4         31,376,859       3.2%         7.1055%      1.27      73.3%
Virginia                     4         25,819,347       2.6%         7.3323%      1.34      73.2%
Alabama                      2         21,919,497       2.2%         7.3477%      1.33      77.8%
Indiana                      5         16,984,590       1.7%         7.1994%      1.32      74.6%
South Carolina               4         16,334,629       1.6%         7.1590%      1.40      75.4%
Wisconsin                    2         14,177,932       1.4%         7.4258%      1.28      74.6%
Washington                   3         13,876,179       1.4%         7.4567%      1.32      70.8%
Kansas                       4         13,862,271       1.4%         7.1037%      1.22      83.3%
Massachusetts                5         12,123,196       1.2%         7.2881%      1.50      67.0%
Georgia                      3         10,863,089       1.1%         7.2296%      1.51      74.4%
Missouri                     4         10,495,948       1.1%         7.2045%      1.43      70.9%
Michigan                     3          0,457,184       1.1%         7.1835%      1.34      77.6%
Alaska                       2          8,611,518       0.9%         7.3009%      1.33      70.7%
Nebraska                     1          8,185,735       0.8%         7.3400%      1.25      77.2%
Oklahoma                     3          7,479,854       0.8%         7.2289%      1.28      74.0%
Iowa                         4          7,478,500       0.8%         7.6213%      1.35      77.2%
Connecticut                  6          6,514,172       0.7%         7.4113%      1.50      74.0%
Louisiana                    3          5,492,255       0.6%         7.1931%      1.62      76.1%
New Mexico                   2          5,134,823       0.5%         8.0831%      1.37      73.3%
Minnesota                    1          4,991,939       0.5%         7.0800%      1.25      70.6%
Arizona                      4          4,284,183       0.4%         7.4901%      1.70      54.7%
Arkansas                     2          1,981,477       0.2%         7.1576%      1.38      82.3%
North Carolina               1          1,895,326       0.2%         7.0200%      1.56      75.8%
Maine                        1          1,665,000       0.2%         7.1900%      1.60      65.8%
New Jersey                   1          1,019,356       0.1%         7.8000%      1.49      79.6%
Oregon                       1            497,319       0.1%         8.1100%      1.29      79.6%
                      -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE     189       $992,871,599    $100.0%         7.2583%      1.37x     74.3%
                      ------------------------------------------------------------------------------


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                              [PIE CHART OMMITTED]

                     Multifamily                     29.6%
                     Retail                          28.0%
                     Office                          24.0%
                     Mixed Use                        8.3%
                     Self Storage                     6.1%
                     Industrial                       3.1%
                     Maufacturing Housing             0.9%

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED
                              NUMBER OF                PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED  CUT-OFF DATE     INITIAL       MORTGAGE     WEIGHTED    AVERAGE
                                REAL       PRINCIPAL    MORGAGE POOL    INTEREST     AVERAGE  CUT-OFF DATE
PROPERTY TYPE                PROPERTIES     BALANCE       BALANCE        RATE       U/W DSCR    LTV RATIO
---------------------------------------------------------------------------------------------------------
Multifamily                      72      $294,194,629     29.6%        7.0890%        1.42x       76.5%
Retail                           38       277,998,102     28.0%        7.3147%        1.35        75.7%
Office                           28       238,667,971     24.0%        7.3954%        1.30        73.8%
Mixed Use                         8        82,098,568      8.3%        7.2643%        1.34        70.9%
Self Storage                     31        60,092,289      6.1%        7.1988%        1.57        65.9%
Industrial                        4        31,201,673      3.1%        7.4172%        1.45        70.7%
Manufacturing Housing             8         8,618,367      0.9%        7.1984%        1.59        66.5%
                      -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           189     $992,871,599    100.0%        7.2583%        1.37x       74.3%
                      -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
                                                                                    WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF    AVERAGE                    WEIGHTED
                                       MORTGAGED    CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
                                         REAL         PRINCIPAL   MORTGAGE POOL     INTEREST     AVERAGE     CUT-OFF DATE
PROPERTY TYPE     PROPERTY SUB-TYPE   PROPERTIES      BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
RETAIL
                  Anchored                29         $259,615,259     26.1%          7.2683%       1.34x         76.2%
                 Unanchored                9           18,382,843      1.9%          7.9698%       1.39          69.0%
                      ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   38         $277,998,102     28.0%          7.3147%       1.35x         75.7%
                      ---------------------------------------------------------------------------------------------------


                        UNDERLYING MORTGAGE LOAN SELLER

                                                                                WEIGHTED
                                NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
                                UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
                                MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
MORTGAGE LOAN SELLER             LOANS            BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
Column                             90           $509,665,416     51.3%          7.3153%       1.40x           74.3%
PNC                                34            256,872,326     25.9%          7.1451%       1.38            74.0%
Key                                32            226,333,857     22.8%          7.2583%       1.31            74.5%
                      ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           156           $992,871,599    100.0%          7.2583%       1.37x           74.3%
                      ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

                        CUT-OFF DATE PRINCIPAL BALANCES

PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE

25.0%
20.0%
15.0%
10.0%
 5.0%
 0.0%

                              [BAR GRAPH OMITTED]

    $497,319  -     $500,000
    $500,000  -   $1,000,000
  $1,000,001  -   $2,000,000
  $2,000,001  -   $3,000,000
  $3,000,001  -   $5,000,000
  $5,000,001  -   $7,500,000
  $7,500,001  -  $10,000,000
 $10,000,001  -  $20,000,000
 $20,000,001  -  $30,000,000
 $30,000,001  -  $40,000,000
 $40,000,001  -  $50,000,000
 $50,000,001  -  $65,294,018

                    RANGE OF CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                      NUMBER OF                     PERCENTAGE OF      AVERAGE                    WEIGHTED
                                      UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE      WEIGHTED      AVERAGE
      RANGE OF CUT-OFF DATE           MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST      AVERAGE     CUT-OFF DATE
       PRINCIPAL BALANCES              LOANS            BALANCE        BALANCE          RATE        U/W DSCR      LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
    $497,319  -      500,000             2          $    995,451         0.1%           7.6796%       1.34x         76.7%
     500,001  -    1,000,000            23            18,004,672         1.8%           7.7590%       1.50          68.5%
   1,000,001  -    2,000,000            32            46,501,600         4.7%           7.4448%       1.45          72.2%
   2,000,001  -    3,000,000            23            58,063,872         5.8%           7.3219%       1.41          72.7%
   3,000,001  -    5,000,000            29           114,491,710        11.5%           7.2672%       1.37          74.5%
   5,000,001  -    7,500,000            12            76,474,473         7.7%           7.0520%       1.41          75.0%
   7,500,001  -   10,000,000            10            82,538,357         8.3%           7.2674%       1.40          72.6%
  10,000,001  -   20,000,000            14           203,232,299        20.5%           7.2069%       1.33          76.9%
  20,000,001  -   30,000,000             6           143,577,104        14.5%           7.2990%       1.32          74.4%
  30,000,001  -   40,000,000             1            32,896,136         3.3%           7.5000%       1.25          78.3%
  40,000,001  -   50,000,000             2            98,000,000        9.9%            7.1543%       1.43          71.6%
  50,000,001  -   65,294,018             2           118,095,925        11.9%           7.2500%       1.40          73.5%
                      ------------------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE:                156          $992,871,599        100.0%          7.2583%       1.37X         74.3%
                      =======================================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:              $65,294,018
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:                 $497,319
AVG. CUT-OFF DATE PRINCIPAL BALANCE:                  $6,364,562

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------

                   UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS


PERCENTAGE OF INITIAL POOL BALANCE

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
 5.0%
 0.0%

                              [BAR GRAPH OMITTED]

1.15x-1.19x
 1.2x-1.29x
 1.3x-1.39x
 1.4x-1.49x
 1.5x-1.59x
 1.6x-1.69x
 1.7x-2.67x

RANGE OF UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                            WEIGHTED
                            NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
                            UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
      RANGE OF              MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
     U/W DSCRS              LOANS            BALANCE        BALANCE          RATE        U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------

1.15x - 1.19                  1            $  5,093,836       0.5%          7.0000%       1.15x         84.9%
1.20  - 1.29                 41             332,564,849      33.5%          7.2948%       1.26          76.7%
1.30  - 1.39                 46             311,269,503      31.4%          7.2086%       1.35          75.3%
1.40  - 1.49                 35             206,142,298      20.8%          7.3218%       1.43          72.2%
1.50  - 1.59                 13              43,929,432       4.4%          7.1038%       1.56          70.7%
1.60  - 1.69                 11              73,119,880       7.4%          7.2729%       1.62          68.2%
1.70  - 2.67x                 9              20,751,801       2.1%          7.1248%       1.87          67.1%
                      --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     156            $992,871,599     100.0%          7.2583%       1.37x         74.3
                      =============================================================================================


MAXIMUM U/W DSCR:          2.67x
MINIMUM U/W DSCR:          1.15x
WTD. AVG. U/W DSCR:        1.37x
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

                       CUT-OFF DATE LOAN-TO-VALUE RATIOS

                              [BAR GRAPH OMMITTED]

PERCENTAGE OF MORTGAGE POOL BALANCE

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

RANGE OF CUT-OFF DATE LOAN-TO-VALUE RATIOS

35.8%-55.0%
55.1%-65.0%
65.1%-67.5%
67.6%-70.0%
70.1%-72.5%
72.6%-75.0%
75.1%-77.5%
77.6%-78.5%
78.6%-79.5%
79.6%-80.0%
80.1%-84.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                      NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
                                      UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE           MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
      LOAN TO VALUE RATIOS             LOANS            BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
        35.8% - 55.0%                    5          $  4,159,107        0.4%          7.8994%        1.79x         45.9%
        55.1% - 65.0%                   12            60,225,114        6.1%          7.3651%        1.54          62.3%
        65.1% - 67.5%                    7            64,385,467        6.5%          7.2035%        1.54          66.0%
        67.6% - 70.0%                   15            47,383,311        4.8%          7.2986%        1.40          69.0%
        70.1% - 72.5%                   23           135,996,485       13.7%          7.3382%        1.36          71.4%
        72.6% - 75.0%                   25           124,787,101       12.6%          7.2878%        1.36          74.1%
        75.1% - 77.5%                   19           226,412,787       22.8%          7.2922%        1.36          76.1%
        77.6% - 78.5%                   11           108,038,312       10.9%          7.2560%        1.31          78.0%
        78.6% - 79.5%                   17            99,338,052       10.0%          7.2309%        1.35          79.3%
        79.6% - 80.0%                   18           110,295,993       11.1%          7.0343%        1.34          79.7%
        80.1% - 84.9%                    4            11,849,870        1.2%          7.0839%        1.21          84.4%
                      ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                156          $992,871,599      100.0%          7.2583%        1.37x         74.3%
                     ========================================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO:       84.9%
MINIMUM CUT-OFF DATE LTV RATIO:       35.8%
WTD. AVG. CUT-OFF DATE LTV RATIO:     74.3%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

                            MORTGAGE INTEREST RATES

                                                                                      WEIGHTED
                                      NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
                                      UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
             RANGE OF                 MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
      MORTGAGE INTEREST RATES          LOANS            BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
         6.7000% - 7.0000%               25         $157,180,911       15.8%          6.9357%       1.40x          77.1%
         7.0010% - 7.2500%               56          473,949,648       47.7%          7.1750%       1.39           73.7%
         7.2510% - 7.5000%               40          279,421,372       28.1%          7.4104%       1.34           74.0%
         7.5010% - 7.7500%               16           33,315,752        3.4%          7.6155%       1.38           72.9%
         7.7510% - 8.0000%                5           32,569,940        3.3%          7.8176%       1.29           77.0%
         8.0010% - 8.2500%                7            9,515,519        1.0%          8.1711%       1.39           71.0%
         8.2510% - 8.8200%                7            6,918,458        0.7%          8.5336%       1.49           61.1%
                      ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 156         $992,871,599      100.0%          7.2583%       1.37x          74.3%
                      =======================================================================================================


MAXIMUM MORTGAGE INTEREST RATE:      8.8200%
MINIMUM MORTGAGE INTEREST RATE:      6.7000%
WTD. AVG. MORTGAGE INTEREST RATE:    7.2583%
----------------------------------------------------------------------------------------------------------------------------

                        MORTGAGE LOAN AMORTIZATION TYPE

                                                                                      WEIGHTED
                                      NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
                                      UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
                                      MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
      LOAN TYPE                        LOANS            BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------------

Balloon                                 139          $785,906,159      79.2%           7.2437%      1.37x          75.0%
ARD                                      15           203,885,032      20.5%           7.3092%      1.38           71.5%
Fully Amortizing                          2             3,080,408       0.3%           7.5906%      1.35           64.5%
                      ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 156          $992,871,599     100.0%           7.2583%      1.37x          74.3%
                      ======================================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

                     ORIGINAL TERM TO ORIGINAL MATURITY (1)

                                                                                     WEIGHTED
                                     NUMBER OF                     PERCENTAGE OF     AVERAGE                     WEIGHTED
           RANGE OF                  UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
       ORIGINAL TERMS                MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
 TO STATED MATURITY (MONTHS)          LOANS            BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
          60 - 84                         1         $  7,576,662      0.8%             7.3700%    1.65x          73.6%
          85 - 120                      147          936,536,523     94.3%             7.2400%    1.38           74.1%
         121 - 240                        8           48,758,414      4.9%             7.5908%    1.27           77.2%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 156         $992,871,599    100.0%             7.2583%    1.37x          74.3%
                      ======================================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):                         240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):                          60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):                       122

(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------


                                                                                     WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF    AVERAGE                     WEIGHTED
           RANGE OF                  UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE     WEIGHTED       AVERAGE
       REMAINING TERMS               MORTGAGE         PRINCIPAL    MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
 TO STATED MATURITY (MONTHS)          LOANS            BALANCE        BALANCE          RATE      U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
           56 - 84                      1         $  7,576,662        $ 0.8%         7.3700%     1.65x             73.6%
          85 - 120                    147          936,536,523         94.3%         7.2400%     1.38              74.1%
         121 - 240                      8           48,758,414          4.9%         7.5908%     1.27              77.2%
                      ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               156         $992,871,599        100.0%         7.2583%     1.37x             74.3%
                      =======================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):        240
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):         56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):      118

     (1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                           ORIGINAL AMORTIZATION TERM


                                                   PERCENTAGE                         WEIGHTED
                                                      OF       WEIGHTED               AVERAGE
                       NUMBER OF      CUT-OFF       INITIAL    AVERAGE                CUT-OFF
 RANGE OF ORIGINAL    UNDERLYING        DATE       MORTGAGE    MORTGAGE    WEIGHTED     DATE
AMORTIZATION TERMS     MORTGAGE      PRINCIPAL       POOL      INTEREST     AVERAGE      LTV
     (MONTHS)            LOANS        BALANCE      BALANCE      RATE       U/W DSCR    RATIO
-----------------------------------------------------------------------------------------------
180  -   240                11     $ 13,822,687       1.4%     7.4363%      1.39x      68.6%
241  -   300                37      183,819,044      18.5%     7.3551%      1.41       70.9%
301  -   360               108      795,229,869      80.1%     7.2328%      1.36       75.2%
                      -------------------------------------------------------------------------
TOTAL/WEIGHTED             156     $992,871,599     100.0%     7.2583%      1.37X      74.3%
AVERAGE:              =========================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):    360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):    180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):  346



                           REMAINING AMORTIZATION TERM

                                                     PERCENTAGE                         WEIGHTED
                                                        OF       WEIGHTED               AVERAGE
                         NUMBER OF      CUT-OFF       INITIAL    AVERAGE                CUT-OFF
       RANGE OF         UNDERLYING       DATE        MORTGAGE    MORTGAGE    WEIGHTED     DATE
REMAINING AMORTIZATION   MORTGAGE      PRINCIPAL       POOL      INTEREST     AVERAGE      LTV
    TERM (MONTHS)          LOANS        BALANCE      BALANCE      RATE       U/W DSCR    RATIO
--------------------------------------------------------------------------------------------------
173  -   180                  1      $    980,408      0.1%      8.3200%       1.45x     53.9%
181  -   240                 10        12,842,279      1.3%      7.3688%       1.38      69.7%
241  -   300                 37       183,819,044     18.5%      7.3551%       1.41      70.9%
301  -   360                108       795,229,869     80.1%      7.2328%       1.36      75.2%
                        -------------------------------------------------------------------------
TOTAL/WEIGHTED              156      $922,871,599    100.0%      7.2583%       1.37X     74.3%
AVERAGE:                =========================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):    360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):    173
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):  341


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                              YEAR BUILT/RENOVATED

                                              PERCENTAGE                       WEIGHTED
                                                 OF        WEIGHTED            AVERAGE
                     NUMBER OF    CUT-OFF      INITIAL     AVERAGE             CUT-OFF
                     MORTGAGED      DATE       MORTGAGE    MORTGAGE  WEIGHTED    DATE
   RANGE OF YEAR       REAL      PRINCIPAL      POOL      INTEREST    AVERAGE    LTV
  BUILT/RENOVATED   PROPERTIES    BALANCE      BALANCE       RATE    U/W DSCR   RATIO
---------------------------------------------------------------------------------------
1956 -  1970             10     $ 16,297,173      1.6%      7.2587%    1.46x     70.6%
1971 -  1980             23       62,043,472      6.2%      7.2269%    1.51      70.3%
1981 -  1990             45      149,894,425     15.1%      7.2931%    1.41      71.6%
1991 -  2002            111      764,636,530     77.0%      7.2540%    1.35      75.2%
                    -------------------------------------------------------------------
TOTAL/WEIGHTED          189     $992,871,599    100.0%      7.2583%    1.37X     74.3%
AVERAGE:            ===================================================================

MOST RECENT YEAR BUILT/YEAR RENOVATED:  2002
OLDEST YEAR BUILT/YEAR RENOVATED:       1956
WTD. AVG. YEAR BUILT/YEAR RENOVATED:    1995



                         OCCUPANCY RATES AT UNDERWRITING

                                                 PERCENTAGE                        WEIGHTED
                                                    OF        WEIGHTED             AVERAGE
                       NUMBER OF     CUT-OFF      INITIAL     AVERAGE              CUT-OFF
                       MORTGAGED      DATE       MORTGAGE    MORTGAGE    WEIGHTED    DATE
RANGE OF OCCUPANCY       REAL       PRINCIPAL      POOL      INTEREST    AVERAGE     LTV
  RATES AT U/W        PROPERTIES     BALANCE      BALANCE      RATE     U/W DSCR    RATIO
-------------------------------------------------------------------------------------------
44.0%    -  84.9%         13       $ 32,733,002      3.3%     7.2526%     1.47x    70.9%
85.0%    -  89.9%         16         40,165,001      4.0%     7.2840%     1.48     67.1%
90.0%    -  94.9%         32        183,693,436     18.5%     7.2147%     1.36     75.2%
95.0%    -  97.4%         48        314,438,937     31.7%     7.2085%     1.36     76.3%
97.5%    -  100.0%        80        421,841,225     42.5%     7.3123%     1.37     73.3%
                    -----------------------------------------------------------------------
TOTAL/WEIGHTED           189       $992,871,599    100.0%     7.2583%     1.37X    74.3%
AVERAGE:            =======================================================================

MAXIMUM OCCUPANCY RATE AT U/W:        100.0%
MINIMUM OCCUPANCY RATE AT U/W:         44.0%
WTD. AVG. OCCUPANCY RATE AT U/W        95.7%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                     PREPAYMENT PROVISION AS OF CUT-OFF DATE


                                                                     WEIGHTED
                                              PERCENTAGE  WEIGHTED   AVERAGE
                                                 OF       AVERAGE   REMAINING
     RANGE OF                     CUT-OFF      INITIAL   REMAINING   LOCKOUT    WEIGHTED
REMAINING TERMS TO   NUMBER OF      DATE      MORTGAGE    LOCKOUT    PLUS YM    AVERAGE
  STATED MATURITY    MORTGAGE    PRINCIPAL      POOL      PERIOD     PERIOD     MATURITY
      (YEARS)          LOANS      BALANCE      BALANCE    (YEARS)    (YEARS)    (YEARS)(1)
-----------------------------------------------------------------------------------------
2.00     -  8.99         2     $  9,576,087      1.0%       5.0        5.0        5.3
9.00     -  9.49        21       37,950,321      3.8%       9.0        9.0        9.3
9.50     -  9.99       119      772,106,777     77.8%       9.1        9.4        9.7
10.00    -  10.99        7      153,908,137     15.5%       9.8        9.8       10.1
12.00    -  20.00        7       19,330,278      1.9%      14.4       14.4       14.7
                     --------------------------------------------------------------------
TOTAL/WEIGHTED         156     $992,871,599    100.0%       9.2        9.5        9.8
AVERAGE:             ====================================================================

(1)In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.


                                PREPAYMENT OPTION

                                                                              WEIGHTED
                                                       PERCENTAGE  WEIGHTED   AVERAGE
                                                          OF       AVERAGE   REMAINING
                                           CUT-OFF      INITIAL   REMAINING   LOCKOUT    WEIGHTED
                              NUMBER OF      DATE      MORTGAGE    LOCKOUT    PLUS YM    AVERAGE
                              MORTGAGE    PRINCIPAL      POOL      PERIOD     PERIOD     MATURITY
PREPAYMENT OPTIONS              LOANS      BALANCE      BALANCE    (YEARS)    (YEARS)    (YEARS)(1)
---------------------------------------------------------------------------------------------------
Lockout / Defeasance            150     $957,712,605      96.5%     9.5        9.5        9.8
Lockout / Yield Maintenance       5       32,219,545       3.2%     3.1        9.3        9.7
Yield Maintenance                 1        2,939,449       0.3%     0.0        9.4        9.8
                              ---------------------------------------------------------------------
TOTAL/WEIGHTED                  156     $992,871,599     100.0%     9.2        9.5        9.8
AVERAGE                       =====================================================================

(1)In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                       MORTGAGE POOL PREPAYMENT PROFILE(1)

           MONTHS   NUMBER
           SINCE      OF      OUTSTANDING   % OF
          CUT-OFF  MORTGAGE    BALANCE      POOL        YIELD         % OF
 DATE      DATE     LOANS       (MM)      LOCKOUT    MAINTENANCE   POOL OPEN   TOTAL
-------------------------------------------------------------------------------------
Mar-02       0       156      $992.9       99.7%        0.3%        0.0%      100.0%
Mar-03      12       156      $982.8       99.7%        0.3%        0.0%      100.0%
Mar-04      24       156      $972.0       99.7%        0.3%        0.0%      100.0%
Mar-05      36       156      $960.1       97.3%        2.7%        0.0%      100.0%
Mar-06      48       156      $947.3       97.3%        2.7%        0.0%      100.0%
Mar-07      60       155      $926.0       96.4%        3.6%        0.0%      100.0%
Mar-08      72       155      $911.3       96.4%        3.6%        0.0%      100.0%
Mar-09      84       155      $895.6       96.4%        3.6%        0.0%      100.0%
Mar-10      96       154      $877.0       96.4%        3.6%        0.0%      100.0%
Mar-11     108       154      $858.9       94.8%        3.6%        1.6%      100.0%
Mar-12     120         8      $ 37.4      100.0%        0.0%        0.0%      100.0%
Mar-13     132         7      $ 15.6      100.0%        0.0%        0.0%      100.0%
Mar-14     144         6      $ 11.4      100.0%        0.0%        0.0%      100.0%
Mar-15     156         6      $ 10.9      100.0%        0.0%        0.0%      100.0%
Mar-16     168         6      $ 10.4       99.3%        0.0%        0.7%      100.0%
Mar-17     180         1      $  0.9      100.0%        0.0%        0.0%      100.0%

(1)Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the hyper-amortization loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


[PHOTO OMITTED]                                 [PHOTO OMITTED]
300 M STREET OFFICE BUILDING                    OAK RIDGE OFFICE PORTFOLIO
WASHINGTON, DC                                  OAK RIDGE, TN


[PHOTO OMITTED]                                 [PHOTO OMITTED]
THE SUMMIT - PHASE II                           CLOPPER ROAD PORTFOLIO
BIRMINGHAM, AL                                  GAITHERSBURG, MD


                     [PHOTO OMITTED]
                     LOCKE SOVRAN PORTFOLIO - 10114 OLD KATY ROAD
                     HOUSTON, TX

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


[PHOTO OMITTED]                                 [PHOTO OMITTED]
THE SHOPS AT DEERFIELD SQUARE                   PARK CENTER OFFICE BUILDING
DEERFIELD, IL                                   PLANO, TX


[PHOTO OMITTED]                                 [PHOTO OMITTED]
TUTTLE CROSSING                                 BRIDGEPARK SHOPPING CENTER
COLUMBUS, OH                                    LADERA RANCH, CA


                     [PHOTO OMITTED]
                     MERTOPLEX WEST
                     PLYMOUTH MEETING, PA

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                           SIGNIFICANT MORTGAGE LOANS

                                                              PERCENTAGE
                                                                  OF
                                                               INITIAL
                                                 CUT-OFF         NET                                              CUT-OFF
                                                  DATE         MORTGAGE                LOAN   MORTGAGE             DATE
                                    PROPERTY    PRINCIPAL       POOL        SQUARE     PER    INTEREST    U/W       LTV
 #    LOAN NAME                      TYPE        BALANCE       BALANCE      FEET        SF      RATE      DSCR     RATIO
-------------------------------------------------------------------------------------------------------------------------
 1   Metroplex West                 Retail     $65,294,018       6.6%      477,461     $137     7.25%    1.41x     75.1%
 2   300 M Street Office Building   Office     $52,801,908       5.3%      279,381     $189     7.25%    1.39x     71.6%
 3   The Shops at Deerfield Square  Mixed      $50,000,000       5.0%      237,079     $211     7.12%    1.27x     77.1%
                                    Use
 4   Locke Sovran Portfolio         Self       $48,000,000       4.8%    1,782,426     $ 27     7.19%    1.60x     65.8%
                                    Storage
 5   SSC Portfolio                  Retail     $34,804,899       3.5%      402,915     $ 86     7.36%    1.28x     79.5%
 6   Park Center Office Building    Office     $32,896,136       3.3%      234,951     $140     7.50%    1.25x     78.3%
 7   Oak Ridge Office Portfolio     Office     $29,428,137       3.0%      413,965     $ 71     7.81%    1.27x     77.0%
 8   Clopper Road Portfolio         Mixed      $28,201,325       2.8%      197,292     $143     7.40%    1.45x     61.8%
                                    Use
 9   Bridgepark Shopping Center     Retail     $23,424,249       2.4%      100,918     $232     7.13%    1.34x     79.1%
 10  The Summit - Phase II          Retail     $21,421,366       2.2%      103,924     $206     7.35%    1.33x     77.9%
-------------------------------------------------------------------------------------------------------------------------
     TOTAL /                                   $386,272,037     38.9%    4,230,312     $ 91     7.31%    1.37X     74.0%
     WTD. AVG.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                                 METROPLEX WEST


-----------------------------------------------------------------------------   ---------------------------------------------------
                                LOAN INFORMATION                                               PROPERTY INFORMATION
-----------------------------------------------------------------------------   ---------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:    $65,294,018                                  SINGLE ASSET/PORTFOLIO: Single Asset

FIRST PAYMENT DATE:                December 11, 2001                            PROPERTY TYPE:          Retail

INTEREST RATE:                     7.25% per annum                              PROPERTY SUB-TYPE:      Anchored

AMORTIZATON:                       360 Months                                   LOCATION:               Plymouth Meeting, PA

ARD DATE:                          November 11, 2011                            YEAR BUILT/RENOVATED:   2001/N/A

MATURITY DATE:                     November 11, 2031                            SQUARE FOOTAGE:         477,461

EXPECTED MATURITY BALANCE:         $57,481,935                                  OCCUPANCY:              100%(9)

SPONSOR(S):                        Goldenberg Group, Inc.                       OWNERSHIP INTEREST:     Fee

INTEREST CALCULATION:              Actual/360                                                                   % OF        LEASE
                                                                                20 TENANTS INCLUDING:  NRSF  TOTAL NSRF  EXPIRATION
CALL PROTECTION:                   Lockout/defeasance:  116                     --------------------- ------ ----------- ----------
                                                                                Giant Food Store       67,185     14%      2/28/2021
                                   Open:  4                                     Seaman's Furniture     48,341     10%     10/31/2015
                                                                                 Company, Inc.
LOAN PER SF:                       $137                                         Best Buy               45,723     10%      9/30/2015

UP-FRONT RESERVES:                 Homelife Letter of Credit      $850,000(1)   PROPERTY MANAGEMENT:    Goldenberg Management, Inc.

                                   Unpaid Intech Invoice                        U/W NET CASH FLOW:      $7,538,374

                                   Reserve                        $355,648(2)   U/W DSCR:               1.41x

                                   Unfunded TI & LC Reserve       $258,752(3)   APPRAISED VALUE:        $87,000,000

                                   Free Rent Reserve              $93,603(4)    CUT-OFF DATE LTV:       75.1%

                                   Engineering Reserve            $9,375(5)     MATURITY LTV:           66.1%

ONGOING RESERVES:                  Tax and Insurance              Yes(6)

                                   Reserve Replacement            Yes(7)

                                   TI/LC Reserve                  Yes(8)

LOCKBOX:                           Hard
-----------------------------------------------------------------------------   ---------------------------------------------------

(1) The borrower was required to establish a Letter of Credit in the amount of $850,000 for the re-tenanting of the space of a bankrupt tenant. Seaman's Furniture Company, has assumed the lease and the letter of credit will be reduced (i) by $283,333 upon occupancy by Seaman's Furniture Company, and
     (ii) provided certain conditions have been met, by an additional $283,333 on the one (1) year anniversary and the three (3) year anniversary of the first reduction.

(2) The borrower was additionally required to deposit upfront reserves ($355,648) to be disbursed upon completion of certain site work by borrower's site contractor, Intech Construction.

(3) The borrower was additionally required to deposit upfront reserves ($258,752) for unpaid tenant allowances and CAM reconciliations.

(4) The borrower was additionally required to deposit upfront reserves ($93,603) for rent abatements for certain tenants whose abatements were to phase out within the first year of the loan.

(5) The Engineering Reserve was established to fund immediate repairs at the subject property.

(6) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit $5,968 per month ($0.15 per square foot per year) into a Replacement Reserve.

(8) The borrower is required to deposit $10,833 per month ($0.27 per square foot per year) into a TI/LC Reserve until the amount in the TI/LC Reserve reaches $520,000 or, after that date, if vacancies exceed a certain percent, $780,000.

(9)  Occupancy is based on the November 30, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                                 METROPLEX WEST

                             ADDITIONAL INFORMATION

o The subject property is a recently constructed, 778,190 SF regional power center shadow anchored by tenant-owned Target and Lowe's stores. The loan collateral consists of 477,461 SF of NRA that is 100% leased to 20 tenants.

o Over 54% of the space is leased to investment grade tenants. Major tenants include: Giant Foods (Royal Ahold) ($18/sf; 14% NRA; lease exp. 2/28/21; S&P: BBB+), Seaman's Furniture Company, Inc. (assumed Homelife Lease) ($14/sf; 10% NRA; lease exp. 10/31/15), Best Buy ($17/sf; 10% NRA; lease exp. 9/30/15; S&P: BBB-), Dick's Sporting Goods ($18/sf; 9% NRA; lease esp. 8/31/15) and Bed Bath & Beyond ($17/sf; 7% NRA; lease exp. 1/31/16; S&P: BBB-).

o The property is located in Plymouth Meeting, Montgomery County, Pennsylvania, approximately 18 miles northwest of Philadelphia. Metroplex is located at the crossroads for the "Seven County" region with the major access arteries of I-476 (the Blue Route, which ties to I-95), and I-276/I-76 (the Pennsylvania Turnpike). The intersection of the Blue Route and the Pennsylvania Turnpike is the second most traveled transportation node in Pennsylvania with a traffic count of 185,000 cars per day.

o The subject's trade area is one of the most affluent in the Philadelphia MSA with a 2001 average household income of $68,338 and a median property valuation of $175,086. Due to the vast highway network surrounding the property, the subject's trade area encompasses a 20-mile radius.

o The Philadelphia based Goldenberg Group, Inc. owns a 47.5% interest in the borrowing entity. It is a full service real estate development and management company. It has developed and manages over three million square feet of space in Philadelphia and southern New Jersey.

o The Pennsylvania Real Estate Investment Trust (PREIT), based in Philadelphia, owns a 50% interest in the borrowing entity. PREIT is a publicly traded real estate investment trust (NYSE: PEI), which currently owns and operates a diversified portfolio of interests in 45 properties with 9.8 million square feet of retail space and 7,242 apartment units.

o Metroplex West is managed by Goldenberg Management, Inc., the management affiliate of the Goldenberg Group, Inc.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                                 METROPLEX WEST

                        LEASE ROLLOVER SCHEDULE METROPLEX


                                                                      CUMULATIVE
                                                           % OF TOTAL    % OF
                         AVERAGE                              BASE      TOTAL
               # OF     BASE RENT     % OF     CUMULATIVE    RENTAL     RENTAL
              LEASES     PER SF     TOTAL SF    % OF SF     REVENUES   REVENUES
   YEAR       ROLLING     ROLLING    ROLLING     ROLLING     ROLLING    ROLLING
--------------------------------------------------------------------------------
2002            0         $0.00       0.0%       0.0%        0.0%       0.0%
2003            0         $0.00       0.0%       0.0%        0.0%       0.0%
2004            0         $0.00       0.0%       0.0%        0.0%       0.0%
2005            0         $0.00       0.0%       0.0%        0.0%       0.0%
2006            0         $0.00       0.0%       0.0%        0.0%       0.0%
2007            0         $0.00       0.0%       0.0%        0.0%       0.0%
2008            0         $0.00       0.0%       0.0%        0.0%       0.0%
2009            0         $0.00       0.0%       0.0%        0.0%       0.0%
2010            0         $0.00       0.0%       0.0%        0.0%       0.0%
2011            9        $19.06      26.4%      26.4%       27.7%      27.7%
2012            0         $0.00       0.0%      26.4%        0.0%      27.7%
2012-2021       11       $17.82      73.6%     100.0%       72.3%     100.0%
Vacant          0         $0.00       0.0%       0.0%        0.0%       0.0%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                          300 M STREET OFFICE BUILDING

-----------------------------------------------------------------------------   ---------------------------------------------------
                          LOAN INFORMATION                                                     PROPERTY INFORMATION
-----------------------------------------------------------------------------   ---------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:    $52,801,908                                  SINGLE ASSET/PORTFOLIO: Single Asset

FIRST PAYMENT DATE:                November 11, 2001                            PROPERTY TYPE:          Office

INTEREST RATE:                     7.25% per annum                              PROPERTY SUB-TYPE:      CBD

AMORTIZATON:                       360 Months                                   LOCATION:               Washington, D.C.

ARD DATE:                          October 11, 2001                             YEAR BUILT/RENOVATED:   2001/N/A

MATURITY DATE:                     October 11, 2031                             SQUARE FOOTAGE:         279,381

EXPECTED MATURITY BALANCE:         $46,519,378                                  OCCUPANCY:              100%(4)

SPONSOR(S):                        Potomac Investment                           OWNERSHIP INTEREST:     Fee
                                     Properties, Inc.
                                                                                                                % OF        LEASE
INTEREST CALCULATION:              Actual/360                                   20 TENANTS INCLUDING:  NRSF  TOTAL NSRF  EXPIRATION
                                                                                --------------------- ------ ----------- ----------
CALL PROTECTION:                   Lockout/defeasance:  113                     PRC, Inc.             91,733     33%      4/30/2011
                                                                                Lockheed Martin       73,808     26%      4/30/2011
                                   Open:  7                                     ADI Technology, Inc.  36,905     13%      4/30/2011

LOAN PER SF:                       $189                                         PROPERTY MANAGEMENT:    Cushman & Wakefield of
                                                                                                          Washington, D.C., Inc.
UP-FRONT RESERVES:                 None
                                                                                U/W NET CASH FLOW:      $6,021,094
ONGOING RESERVES:                  Tax and Insurance              Yes(1)
                                                                                U/W DSCR: :             1.39x
                                   Reserve Replacement            Yes(2)
                                                                                APPRAISED VALUE:        $73,700,000
                                   TI/LC Reserve                  Yes(3)
                                                                                CUT-OFF DATE LTV:       71.6%
LOCKBOX:                           Hard
                                                                                MATURITY LTV:           63.1%
-----------------------------------------------------------------------------   ---------------------------------------------------

(1) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(2) The borrower is required to deposit $4,674 per month ($0.20 per square foot per year) into a Replacement Reserve account until the amount in the Replacement Reserve Account equals $112,810.

(3) The borrower is required to deposit $22,917 per month ($0.98 per square foot per year), which amount is required to be increased annually until October 11, 2011, into a TI/LC Reserve account.

(4)Occupancy is based on the November 30, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                          300 M STREET OFFICE BUILDING

                             ADDITIONAL INFORMATION

o The subject property, built in 2001, is a 279,381 square foot Class A office building is located in the south Capitol/M Street corridor of the Capitol Hill office market. The site is directly across the street from the Washington Naval Yard which is the new headquarters for the Naval Sea Systems Command (NAVSEA) and one mile from the U.S. Capitol. NAVSEA is the Navy's central command for designing, building and procuring U.S. Naval Ships and shipboard weapons systems.

o The NAVSEA Headquarters project is the largest single office project ever awarded by the Navy. Its recent completion provides approximately one million square feet of office space and 1,500 parking spaces. In connection with the relocation of NAVSEA, close to 4,100 civilian, military and government support personnel will move to the new headquarters at the Washington Naval Yard.

o The Property is currently 100% leased to 8 tenants plus the garage. The tenants at the subject property are generally Navy contractors who moved to the property in connection with NAVSEA's relocation to the Washington Naval Yard. The two largest tenants at the property are PRC, Inc. (Litton Industries) and Lockheed Martin. Litton Industries is rated BBB+ by S&P and leases 32.8% of the property. Lockheed Martin is rated BBB- with a positive outlook by S&P and leases 26.4% of the property.

o The annual TI/LC reserve is $275,000, increasing by $25,000 or ore per year for each year of the loan. The reserve at loan maturity will be $3.9 million ($13.96 PSF). In addition, 12 months prior to the anticipated repayment date, there is a 100% excess cash flow sweep if tenants accounting for at least sixty-five percent (65%) of the rentable square footage have not renewed their leases for at least a 5 year term.

o The Sponsor of the loan is a subsidiary of Potomac Investment Properties, Inc. Under the direction of Bernard Gewirz, Potomac Investment Properties, Inc. has developed 2.5 million square feet of office and residential space in Washington, D.C. for the past 76 years.

o     Cushman & Wakefield of Washington, DC, Inc. is the property manager.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                          300 M STREET OFFICE BUILDING

              LEASE ROLLOVER SCHEDULE 300 M STREET OFFICE BUILDING

                                                                    CUMULATIVE
                                                         % OF TOTAL   % OF
                         AVERAGE                            BASE      TOTAL
           # OF         BASE RENT    % OF    CUMULATIVE   RENTAL      RENTAL
          LEASES         PER SF    TOTAL SF   % OF SF     REVENUES   REVENUES
 YEAR     ROLLING        ROLLING    ROLLING    ROLLING     ROLLING    ROLLING
------    -------       ---------  --------  ----------  ---------- ----------
2002        0            $0.00       0.0%       0.0%        0.0%       0.0%
2003        0            $0.00       0.0%       0.0%        0.0%       0.0%
2004        0            $0.00       0.0%       0.0%        0.0%       0.0%
2005        0            $0.00       0.0%       0.0%        0.0%       0.0%
2006        0            $0.00       0.0%       0.0%        0.0%       0.0%
2007        0            $0.00       0.0%       0.0%        0.0%       0.0%
2008        0            $0.00       0.0%       0.0%        0.0%       0.0%
2009        0            $0.00       0.0%       0.0%        0.0%       0.0%
2010        0            $0.00       0.0%       0.0%        0.0%       0.0%
2011        8           $29.03     100.0%     100.0%      100.0%     100.0%
Vacant      0            $0.00       0.0%       0.0%        0.0%       0.0%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                          THE SHOPS AT DEERFIELD SQUARE

-----------------------------------------------------------------------------   ---------------------------------------------------
                          LOAN INFORMATION                                                     PROPERTY INFORMATION
-----------------------------------------------------------------------------   ---------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:    $50,000,000                                  SINGLE ASSET/PORTFOLIO: Single Asset

FIRST PAYMENT DATE:                April 1, 2002                                PROPERTY TYPE:          Mixed Use

INTEREST RATE:                     7.12% per annum                              PROPERTY SUB-TYPE:      Retail/Office

AMORTIZATON:                       360 Months                                   LOCATION:               Deerfield, IL

MATURITY DATE:                     MARCH 1, 2012                                YEAR BUILT/RENOVATED:   2000/N/A

EXPECTED MATURITY BALANCE:         $43,760,424                                  SQUARE FOOTAGE:         237,079

SPONSOR(S):                        Deerland Square Ltd. and Kirby               OCCUPANCY:              95%(4)
                                     Limited Partnership d/b/a
                                     Deerland Square Limited                    OWNERSHIP INTEREST:     Fee
                                     Parnership
                                                                                                            % OF        LEASE
INTEREST CALCULATION:              Actual/360                                   MAJOR TENANTS      NRSF  TOTAL NSRF  EXPIRATION
                                                                                ----------------  ------ ----------- ----------
CALL PROTECTION:                   Lockout/defeasance:  117                     Whole Foods       38,702     16%      9/30/2020
                                                                                Barnes & Noble    27,692     12%      4/30/2016
                                   Open:  3
                                                                                PROPERTY MANAGEMENT:    CRM Properties Group, Ltd.
LOAN PER SF:                       $211
                                                                                U/W NET CASH FLOW:      $5,130,079
UP-FRONT RESERVES:                 Replacement Reserve Escrow
                                     and Security Agreement       $150,000(1)   U/W DSCR: :             1.27x

ONGOING RESERVES:                  Tax and Insurance              Yes(2)        APPRAISED VALUE:        $64,850,000

                                   TI/LC Reserve                  Yes(3)        CUT-OFF DATE LTV:       77.1%

LOCKBOX:                           None                                         MATURITY LTV:           67.5%

-----------------------------------------------------------------------------   ---------------------------------------------------

(1) The borrower delivered a letter of credit in the amount of $150,000 ($0.63 per square foot per year). When drawn upon by lender, the proceeds of the Letter of Credit will be deposited into a Replacement Reserve account. If at any time the balance in the reserve account falls below $150,000, the borrower must deposit $3,366 per month until a balance of $150,000 is again achieved.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(3) The borrower is required to deposit $5,356 per month ($0.27 per square foot per year) into an interest bearing reserve for tenant improvements and leasing commissions until the required escrow balance of $350,000 has been achieved. If at any time thereafter the balance in the reserve account falls below $350,000, the borrower must deposit $5,356 per month until the required balance of $350,000 is again achieved.

(4)  Occupancy is based on the January 11, 2002 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                          THE SHOPS AT DEERFIELD SQUARE

                             ADDITIONAL INFORMATION

o The subject property consists of 169,864 SF of retail space with 28 tenants and 67,215 SF of office space with 10 tenants. The site is improved with 10 buildings, eight of which are primarily retail and two of which are primarily office.

o The property was designed with multiple storefronts and facades to create the feeling of a downtown mainstreet by accommodating pedestrian traffic and a large town plaza in front of one of the buildings. The subject's exterior's are brick, stone, and precast concrete, with real slate used on all the pitched roofs.

o The site was formerly a smaller community center that was also anchored by a Walgreens.

o The property is located on the southwest corner of Deerfield and Waukegun roads, a major intersection in Deerfield. The property is located about 1 mile east of I-94 and enjoys strong demographics, with a median household income within a 5 mile radius of the property of $127,538, and an average household income of $203,446.

o The property is leased and managed by CRM Properties Group, Ltd., which is an affiliate of the Borrower. The management company is located on-site. The company manages all the properties owned by the principals of the Borrower, including four office properties, four retail properties, three mixed use office/retail properties and one self-storage facility.

o Construction of the improvements began in 1999 with completion in 2000, at an estimated cost of $63,000,000.


                     LEASE ROLLOVER SCHEDULE SHOPS AT DEERFIELD SQUARE

                                                                          CUMULATIVE
                                                              % OF TOTAL     % OF
                             AVERAGE                             BASE        TOTAL
                 # OF        BASE RENT   % OF     CUMULATIVE    RENTAL      RENTAL
                LEASES        PER SF    TOTAL SF   % OF SF     REVENUES    REVENUES
  YEAR         ROLLING       ROLLING    ROLLING    ROLLING     ROLLING     ROLLING
------------------------------------------------------------------------------------
2001              0           $0.00       0.0%       0.0%        0.0%       0.0%
2002              0           $0.00       0.0%       0.0%        0.0%       0.0%
2003              0           $0.00       0.0%       0.0%        0.0%       0.0%
2004              2          $19.37       2.8%       2.8%        2.7%       2.7%
2005              1          $19.06       2.0%       4.9%        1.9%       4.6%
2006              4          $28.12       6.2%      11.0%        8.5%      13.1%
2007              1          $19.00       0.7%      11.7%        0.6%      13.7%
2008              2          $22.76       4.7%      16.4%        5.3%      18.9%
2009              1          $26.92       0.9%      17.3%        1.2%      20.2%
2010             11          $25.85      16.5%      33.8%       20.9%      41.1%
2011              8          $28.29      14.8%      48.6%       20.5%      61.6%
2012              2           $0.00       4.8%      53.4%        7.0%      68.6%
After 2012        4          $15.81      40.5%      93.9%       31.4%     100.0%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                             LOCKE SOVRAN PORTFOLIO

-----------------------------------------------------------------------------   ---------------------------------------------------
                          LOAN INFORMATION                                                     PROPERTY INFORMATION
-----------------------------------------------------------------------------   ---------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:    $48,000,000                                  SINGLE ASSET/PORTFOLIO: Portfolio

FIRST PAYMENT DATE:                April 1, 2002                                PROPERTY TYPE:          Self-Storage

INTEREST RATE:                     7.19% per annum                              PROPERTY SUB-TYPE:      N/A

AMORTIZATON:                       300                                          LOCATION:               Texas, Massacusetts,
                                                                                                        Georgia, Maine, Ohio, South
MATURITY DATE:                     March 1, 2012                                                        Carolina, Pennsylvania,
                                                                                                        Louisiana, New York
EXPECTED MATURITY BALANCE:         $38,639,192
                                                                                YEAR BUILT/RENOVATED:   1968-1995/N/A
SPONSOR(S):                        REIT Sovran Self Storage, Inc.
                                                                                SQUARE FOOTAGE:         1,782,426

INTEREST CALCULATION:              Actual/360                                   OCCUPANCY:              83%(6)

CALL PROTECTION:                   Lockout/defeasance:  116                     OWNERSHIP INTEREST:     Fee

                                   Open:  4                                     PROPERTY MANAGEMENT:    Sovran Acquisition Limited
                                                                                                          Partnership (SALP)
LOAN PER SF:                       $27

UP-FRONT RESERVES:                 Engineering Reserve            $1,800,000(1) U/W NET CASH FLOW:      $6,626,696

                                   Environmental Escrow (O&M)     $15,000(2)    U/W DSCR: :             1.60x

                                   Environmental Escrow           $100,000(3)   APPRAISED VALUE:        $72,915,000

ONGOING RESERVES:                  Tax and Insurance              Yes(4)        CUT-OFF DATE LTV:       65.8%

                                   Replacement Reserve            Yes(5)        MATURITY LTV:           53.0%

LOCKBOX:                           Springing
-----------------------------------------------------------------------------   ---------------------------------------------------

(1) The Engineering Reserve was established to fund immediate repairs at each property, together with additional repairs budgeted by borrower.

(2) The Environmental Escrow (O&M) in the amount of $15,000 was established to fund O&M Plans and various required permits at the Roswell Road Property, the Salem Church road Property, the Neff Road Property, the Samuell Boulevard Property, the Airline Highway Property, the Hempstead Road Property, the Spencer Street Property, the Highway 249 Property, the Kuykendahl Property and the Washington Circle Property.

(3) The second Environmental Escrow in the amount of $100,000 was established to fund remediation at the Plantation Road Property and the Washington Circle Property or to purchase environmental insurance if remediation is not completed within stipulated time frame.

(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $26,350 per month ($0.18 per square foot per year) into a Replacement Reserve account.

(6) Occupancy is based on the rent rolls ranging from November 30, 2001 to December 17, 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                             LOCKE SOVRAN PORTFOLIO

                                                       ALLOCATED
                                                         LOAN            YEAR
       PROPERTY                    LOCATION             AMOUNT          BUILT            OCCUPANCY      TOTAL SF
------------------------        ----------------      -----------      --------          ---------      ---------
Uncle Bob's Self Storage        Baton Rouge, LA       $1,333,000         1971               75%          71,920
Uncle Bob's Self Storage        Cleveland, OH         $3,300,000         1979               90%          74,882
Security Self Storage           Columbia, SC          $1,975,000         1986               56%          72,976
Central Self Storage            Dallas, TX            $1,200,000         1985               90%          61,520
Uncle Bob's Self Storage        Dallas, TX            $2,130,000         1974               87%          79,046
Security Self Storage           Dracut, MA            $2,940,000         1986               84%          46,126
Uncle Bob's Self Storage        Harrisburg, PA        $1,835,000         1977               83%          59,450
Central Self Storage            Houston, TX           $1,325,000         1979               84%          77,454
Central Self Storage            Houston, TX             $918,000         1984               89%          57,279
Central Self Storage            Houston, TX           $1,667,000         1979               88%         108,318
Central Self Storage            Houston, TX           $2,010,000         1968               84%         108,836
Central Self Storage            Houston, TX             $985,000         1985               75%          61,275
Central Self Storage            Houston, TX             $832,000         1983               88%          51,200
Central Self Storage            Houston, TX           $2,775,000         1979               88%         124,674
Uncle Bob's Self Storage        Houston, TX           $2,030,000         1995               92%          52,860
Security Self Storage           Kingsland, GA         $1,170,000         1989               61%          66,837
Uncle Bob's Self Storage        Marietta, GA          $2,520,000         1995               85%          59,450
Central Self Storage            Mesquite, TX          $2,330,000         1984               91%          81,973
Central Self Storage            Mesquite, TX          $1,510,000         1985               92%          63,240
Security Self Storage           Methuen, MA           $2,860,000         1984               86%          41,040
Security Self Storage           Myrtle Beach, SC      $1,040,000         1981               45%          61,510
Saco Self Storage               Saco, ME              $1,665,000         1984               94%          53,750
Uncle Bob's Self Storage        San Antonio, TX       $1,260,000         1980               85%          48,782
Central Self Storage            San Antonio, TX       $1,200,000         1982               90%          64,475
Mini-Stor Self Storage          Sandwich, MA          $2,540,000         1986               94%          39,000
Dor-Co Storage                  Syracuse, NY            $975,000         1987               85%          34,350
Uncle Bob's Self Storage        Warren, OH            $1,675,000         1986               85%          60,200
----------------------------------------------------------------------------------------------------------------
TOTAL/WTD AGV                                        $48,000,000                            83%       1,782,426
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------


                             LOCKE SOVRAN PORTFOLIO

                             ADDITIONAL INFORMATION

o The Locke Sovran loan represents a portfolio of 27 self-storage facilities located in 16 cities within 9 states. The subject facilities have 15,323 self-storage units and report an overall occupancy of 83%.

o The occupancy has been stable for the last three years. Approximately 25% of the space is leased to corporate users and the remaining to consumers.

o The loan-to-value is 65.8%, the loan-to-cost is 61% and the loan-to-replacement cost is 52%.

o     The Borrower is a partnership between Sovran Self Storage, Inc. (NYSE -
      SSS) and The Locke Group. Sovran is a self-administered and self-managed real estate investment trust (REIT) that acquires and manages self-storage properties. REIT Sovran is the 4th largest self-storage operator in the United States, owning and operating approximately 225 properties (13 million net rentable square feet) in 21 states. REIT Sovran's debt has a Moody's rating of Baa3. The sponsors of the Locke Group have worked with Sovran for over 10 years, and have combined experience of over 30 years in real estate focusing on self-storage product structuring transactions and handling acquisitions and dispositions.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                                 SSC PORTFOLIO

-----------------------------------------------------------------------------   ---------------------------------------------------
                          LOAN INFORMATION                                                     PROPERTY INFORMATION
-----------------------------------------------------------------------------   ---------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:    $34,804,899                                  SINGLE ASSET/PORTFOLIO: Portfolio of three loans

FIRST PAYMENT DATE:                October 1, 2001                              PROPERTY TYPE:          Retail

INTEREST RATE:                     7.36% per annum                              PROPERTY SUB-TYPE:      Anchored

AMORTIZATON:                       360 Months                                   LOCATION:               Ohio

MATURITY DATE:                     September 1, 2011                            YEAR BUILT/RENOVATED:   1993-1998/N/A

EXPECTED MATURITY BALANCE:         $30,768,127                                  SQUARE FOOTAGE:         402,915 (total)

SPONSOR(S):                        Don M. Casto Organization                    OCCUPANCY:              90%(5)

                                                                                OWNERSHIP INTEREST:     Fee

INTEREST CALCULATION:              Actual/360                                                                    % OF        LEASE
                                                                                MAJOR TENANTS           NRSF  TOTAL NSRF  EXPIRATION
CALL PROTECTION:                   Lockout/defeasance:  117                     ---------------------  ------ ----------- ----------
                                                                                Best Buy               58,420     15%      1/13/2011
                                   Open:  3                                     Hobby Lobby            52,500     13%     12/31/2014
                                                                                Dicks Clothing &       50,000     12%      1/31/2014
LOAN PER SF:                       $86                                          Sporting Goods

UP-FRONT RESERVES:                 Engineering Reserve            $13,750(1)    PROPERTY MANAGEMENT:    Summit Realty Group, Ltd.

ONGOING RESERVES:                  Tax and Insurance              Yes(2)        U/W NET CASH FLOW:      $3,715,127

                                   Replacement Reserve            Yes(3)        U/W DSCR: :             1.28x

                                   TI/LC Reserve                  Yes(4)        APPRAISED VALUE:        $43,800,000

LOCKBOX:                           None                                         CUT-OFF DATE LTV:       79.5%

                                                                                MATURITY LTV:           70.2%
-----------------------------------------------------------------------------   ---------------------------------------------------

(1) The borrower for the property identified as Tuttle Crossing was required to deposit $13,750 into a reserve account for certain asphalt repairs to the property. The escrow agreement allowed the borrower 90 days to complete the asphalt repairs.

(2) The borrowers are required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes that the borrower is responsible for, prior to their respective due dates.

(3) The borrowers are required to deposit a total amount of $5,026 per month into replacement reserve accounts (which requirement ceases when the total amount of deposits equals at least $180,912.

(4) The borrowers are required to make monthly deposits of $8,334 into a TI/LC reserve account until the amount in escrow equals or exceeds $400,000. At any time, the borrowers may deliver to lender a letter of credit in the amount of $480,000 in substitution for the deposits then remaining in the TI/LC account.

   Additionally, if the letter of credit has not been delivered, the borrowers shall cause all net operating income of the properties to be deposited with lender if any tenant, that leases more than 20,000 net rentable square feet terminates its lease, fails to exercise its renewal option, or vacates and/or ceases operations at any of the properties. The funds deposited with lender pursuant to such cash flow sweep shall be applied by lender to pay debt service and fund ongoing reserves, with the balance to be deposited to the TI/LC reserve account. The cash flow sweep shall continue until the minimum escrow balance of $400,000 has been achieved.

(5) Occupancy is based on the November 30, 2001 rent roll. With the Best Buy at Western Hills Marketplace taking occupancy in MARCH 2002, the weighted average occupancy for all three properties is 98%.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------


                                 SSC PORTFOLIO

                                              ALLOCATED
                                                LOAN      YEAR
    PROPERTY                   LOCATION        AMOUNT     BUILT    OCCUPANCY   TOTAL SF
---------------------------------------------------------------------------------------
Tuttle Crossing             Columbus, OH    $18,240,000   1995       100%      185,718
Western Hills Marketplace   Cincinnati, OH  $12,400,000   1998        68%      127,541
Montgomery Crossing         Cincinnati, OH   $4,320,000   1993       100%       89,656
---------------------------------------------------------------------------------------
TOTAL/WTD AVG                               $34,960,000               90%(1)   402,915
---------------------------------------------------------------------------------------

(1) Occupancy is based on the November 30, 2001 rent roll. With the Best Buy at Western Hills Marketplace taking occupancy in MARCH 2002, the weighted average occupancy for all three properties is 98%.


                             ADDITIONAL INFORMATION

o SSC Portfolio is secured by 3 properties: Western Hills Marketplace, Tuttle Crossing, and Montgomery Crossing. The three loans are cross-defaulted and cross-collateralized and represent a diversified tenant base with approximately 19 tenants.

o Western Hills Marketplace is a power shopping center with anchor tenants including Best Buy, Cost Plus, and Dick's Sporting Goods. The Best Buy space is part of a 40,000 SF expansion that was completed year-end 2001. Best Buy has taken possession of the space and opened for business on March 1, 2002. Best Buy is rated BBB- by S&P. The anchor tenants occupy 73.5% of the subject's total net rentable area. The Western Hills Center is located in the City of Cincinnati, which has grown at approximately twice the rate as other metropolitan areas in Ohio, and this trend is forecasted to continue.

o Tuttle Crossing is a power shopping center anchored by Best Buy, Cot Plus, Linens & Things and Office Max. The Tuttle Crossing Center is located in the northwest sub-market of Columbus, Ohio with a population of 142,605 within a 5 mile radius of the property and an average household income of $88,065. This exceeds the average household income in the MSA by approximately 14%.

o Montgomery Crossing is a community shopping center anchored by Hobby Lobby, Famous Footwear and Tuesday Morning. Brown Shoe Company, Inc. (dba Famous Footwear) carries a current S&P rating of BB. Tuesday Morning carries a current S&P Issuer Rating of BB-. The subject property is located in one of the principal retail destination areas in the northeastern portion of the Cincinnati MSA and has very good regional accessibility.

o The properties are managed by Summit Realty Group, Ltd. The leasing subsidiary of the Don M. Casto organization. The management has relationships with several national tenants, including Sears, JC Penney, Staples, Kroger, The Limited Companies, Gap Stores, and McDonald's.

o The Don M. Casto organization currently owns and manages more than 12.0 million SF retail space in 63 centers throughout Ohio, Pennsylvania, Florida and Illinois and is a full service real estate company which provides development, management and leasing of shopping centers, office buildings and multifamily properties.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------

                                  SSC PORTFOLIO

                    LEASE ROLLOVER SCHEDULE FOR SSC PORTFOLIO

                                                                                                        CUMULATIVE %
                                                                                        % OF TOTAL        OF TOTAL
                                        YEARLY                                          BASE RENTAL        RENTAL
                     # OF LEASES       RENT PER       % OF TOTAL SF    CUMULATIVE %       REVENUES         REVENUES
      YEAR             ROLLING        SQUARE FOOT       ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------
      2001                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2002                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2003                1              $15.55             1.2%            1.2%             1.8%             1.8%
--------------------------------------------------------------------------------------------------------------------
      2004                2              $12.97             3.6%            4.8%             4.3%             6.1%
--------------------------------------------------------------------------------------------------------------------
      2005                0               $0.00             0.0%            4.8%             0.0%             6.1%
--------------------------------------------------------------------------------------------------------------------
      2006                2              $12.46             3.0%            7.8%             3.5%             9.7%
--------------------------------------------------------------------------------------------------------------------
      2007                1              $10.00             5.1%           13.0%             4.8%            14.5%
--------------------------------------------------------------------------------------------------------------------
      2008                0               $0.00             0.0%           13.0%             0.0%            14.5%
--------------------------------------------------------------------------------------------------------------------
      2009                2              $12.50             8.0%           21.0%             9.4%            23.9%
--------------------------------------------------------------------------------------------------------------------
      2010                1              $12.50             4.7%           25.7%             5.6%            29.4%
--------------------------------------------------------------------------------------------------------------------
      2011                1               $0.00            14.7%           40.4%            13.1%            42.6%
--------------------------------------------------------------------------------------------------------------------
      2012                1               $9.75             6.0%           46.4%             5.5%            48.0%
--------------------------------------------------------------------------------------------------------------------
   After 2012             6              $10.45            53.0%           99.3%            52.0%           100.0%
--------------------------------------------------------------------------------------------------------------------
     Vacant               0               $0.00             0.7%            0.7%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------

                           PARK CENTER OFFICE BUILDING

----------------------------------------------------------------        -----------------------------------------------------------
                       LOAN INFORMATION                                                     PROPERTY INFORMATION
----------------------------------------------------------------        -----------------------------------------------------------
CUT-OFF DATE
PRINCIPAL BALANCE:     $32,896,136                                      SINGLE ASSET/PORTFOLIO:    Single Asset

FIRST PAYMENT DATE:    January 11,2002                                  PROPERTY TYPE:             Office

INTEREST RATE:         7.50% per annum                                  PROPERTY SUB-TYPE:         Suburban

AMORTIZATION:          312 Months                                       LOCATION:                  Plano, TX

MATURITY DATE:         December 11, 2011                                YEAR BUILT/RENOVATED:      2001/N/A

EXPECTED MATURITY                                                       SQUARE FOOTAGE:            234,951
BALANCE:               $27,365,056
                                                                        OCCUPANCY:                 91%(4)
SPONSOR(S):            North American Properties Company
                                                                        OWNERSHIP INTEREST:        Fee
INTEREST CALCULATION:  Actual/360
                                                                        PROPERTY MANAGEMENT:       Jones Lang LaSalle Americas, Inc.
CALL PROTECTION:       Lockout/defeasance:  117
                       Open:  3
LOAN PER SF:           $140
                                                                                                           % OF TOTAL     LEASE
                                                                        MAJOR TENANTS               NRSF      NRSF        EXPIRATION
                                                                        -------------               ----      ----        ----------
UP-FRONT RESERVES:     Special TILC Reserve        $1,041,284(1)        Ciena Communications, Inc.  25,595    11%         3/31/2008
                                                                        Broadwing Communication
ONGOING RESERVES:      Tax and Insurance Reserve   Yes(2)               Services, Inc.              25,595    11%         12/31/2007

                       TI/LC Reserve               Yes(3)               U/W NET CASH FLOW:          $3,606,114

LOCKBOX:               Springing                                        U/W DSCR:                   1,25x

                                                                        APPRAISED VALUE:            $42,000,000

                                                                        CUT-OFF DATE LTV:           78.3%

                                                                        MATURITY DATE LTV:          65.2%
----------------------------------------------------------------        -----------------------------------------------------------


(1) The borrower was additionally required to deposit upfront reserves ($1,041,284) into a Special TILC Reserve to be disbursed upon completion of pending TILC work for specified tenants.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(3) The borrower is required to make monthly payments into a TI/LC Reserve in the amount of $10,000 ($0.51 per square foot per year).

(4)  Occupancy is based on the November 27, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      March 11, 2002
--------------------------------------------------------------------------------

                           PARK CENTER OFFICE BUILDING

                             ADDITIONAL INFORMATION

o Park Center Office Building, which was completed in 2001, is a 234,951 SF premier Class A suburban office building located in far North Dallas in the western portion of Plano, TX. The subject property has excellent access and visibility with frontage on the Dallas North Tollway just north of Park Boulevard. The North Dallas sub-market's vacancy has outperformed the greater Dallas/Ft. Worth office market.

o The Property is leased to a diverse mix of twenty-three regional and national tenants with no tenant occupying more than 11% of the building. The property is currently 91% leased.

o Major tenants include: Ciena Communication (Nasdaq-CIEN, 11% NRA, Broadwing Communications (NYSE-BRW, 11% NRA), Rational Software Corp. (Nasdaq-RATL, 6% NRA), Janssen Pharmaceuticals, Inc. (NYSE-JNJ, 6% NRA) and Prudential Securities (NYSE-PRU, 5% NRA).

o The subject is immediately east of a newly constructed one-million square foot regional mall anchored by Lord & Taylor, Neiman Marcus, Dillards and Foley's.

o The North Dallas submarket is the home to Fortune 500 companies including JC Penney, EDS, and Frito Lay.

o The borrower is a limited partnership controlled by principals of Dallas based North American Properties Company (NAP). North American Properties Company, founded in 1954 is a leading real estate development and management company.


               LEASE ROLLOVER SCHEDULE PARK CENTER OFFICE BUILDING

                                                                                                        CUMULATIVE %
                                                                                        % OF TOTAL        OF TOTAL
                                     AVERAGE BASE                                       BASE RENTAL        RENTAL
                     # OF LEASES      RENT PER SF    % OF TOTAL SF    CUMULATIVE %       REVENUES         REVENUES
      YEAR             ROLLING          ROLLING         ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------
      2002                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2003                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2004                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2005                2              $25.08             6.5%            6.5%             7.2%             7.2%
--------------------------------------------------------------------------------------------------------------------
      2006                8              $24.54            28.7%           35.2%            31.2%            38.4%
--------------------------------------------------------------------------------------------------------------------
      2007                1              $24.50            10.9%           46.1%            11.8%            50.2%
--------------------------------------------------------------------------------------------------------------------
      2008                9              $24.82            37.8%           83.9%            41.5%            91.7%
--------------------------------------------------------------------------------------------------------------------
      2009                0               $0.00             0.0%           83.9%             0.0%            91.7%
--------------------------------------------------------------------------------------------------------------------
      2010                1              $23.50             5.4%           89.3%             5.6%            97.4%
--------------------------------------------------------------------------------------------------------------------
      2011                2              $28.12             2.1%           91.4%             2.6%           100.0%
--------------------------------------------------------------------------------------------------------------------
     Vacant               3               $0.00             8.6%            8.6%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET      MARCH 11, 2002
--------------------------------------------------------------------------------




                           OAK RIDGE OFFICE PORTFOLIO

----------------------------------------------------------------      -------------------------------------------------------------
                       LOAN INFORMATION                                                     PROPERTY INFORMATION
----------------------------------------------------------------      -------------------------------------------------------------
CUT-OFF DATE
PRINCIPAL BALANCE:      $29,428,137                                   SINGLE ASSET/PORTFOLIO:   Multi-Property Portfolio

FIRST PAYMENT DATE:     November 1, 1997                              PROPERTY TYPE:            Office

INTEREST RATE:          7.81% per annum                               PROPERTY SUB-TYPE:        Suburban

AMORTIZATION:           300 Months                                    LOCATION:                 Oak Ridge, TN

MATURITY DATE:          October 1, 2012                               YEAR BUILT/RENOVATED:     1991/N/A

EXPECTED MATURITY                                                     SQUARE FOOTAGE:           413,965
BALANCE:                $20,568,962
                                                                      OCCUPANCY:                100%(5)
SPONSOR(S):             Cowperwood Company
                                                                      OWNERSHIP INTEREST:       Fee
INTEREST CALCULATION:   Actual/360
                                                                      PROPERTY MANAGEMENT:      The Cowperwood Company
CALL PROTECTION:        Lockout/defeasance:  173
                        Open:  7
LOAN PER SF:            $71
                                                                                                          % OF TOTAL      LEASE
UP-FRONT RESERVES:      Initial TI/LC Reserve       $700,000(1)       MAJOR TENANTS             NRSF          NRSF        EXPIRATION
                                                                      -------------             ----         -----        ----------
ONGOING RESERVES:       Tax and Insurance Reserve   Yes(2)            SAIC                      113,662      27%          5/31/2009
                        Replacement Reserve         Yes(3)            BWXT Y-12, L.L.C.         70,331       17%          4/14/2002
                        TI/LC Reserve               Yes(4)            UT-Battelle LLC           50,353       12%          5/12/2004
LOCKBOX:                Springing
                                                                      U/W NET CASH FLOW:        $3,637,237

                                                                      U/W DSCR:                 1.27x

                                                                      APPRAISED VALUE:          $38,200,000

                                                                      CUT-OFF DATE LTV:         77.0%

                                                                      MATURITY DATE LTV:        53.8%
---------------------------------------------------------------       --------------------------------------------------------------


(1) The borrower was additionally required to deposit upfront reserves ($700,000) to be drawn on to pay expenses incurred in connection with tenant improvements and leasing commissions of the properties.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(3) The borrower is required to deposit $5,086 per month ($0.15 per square foot per year) into a Replacement Reserve fund.

(4) The borrower is required to deposit $15,586 per month ($0.45 per square foot per year) into a TI/LC Reserve fund.

(5)  Occupancy is based on the November 30, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                           OAK RIDGE OFFICE PORTFOLIO

                             ADDITIONAL INFORMATION

o The loan is secured by 6 Class A office buildings in Oak Ridge, TN. The five Tech Center buildings are single-story, and the Commerce Park building is 4-stories. The buildings are all located in close proximity to each other and contain a total of 413,965 square feet.

o The subject properties are located immediately next to the Oak Ridge Reservation (ORR) facility, an enormous laboratory and R&D campus that plays an integral role in the federal government's science, energy and national security arenas. The ORR facility includes the Oak Ridge National Laboratory (ORNL), the K25 site, and the Y12 National Security Complex. The Spallation Neutron Source is currently being constructed in the facility and should be completed by 2006. The expected cost of this facility is estimated to be $1.4 billion and $278 million has been appropriated by Congress thus far for the construction. The ORR is behind heavy, gated security and is controlled exclusively by the Department of Energy (DOE).

o The properties were developed by the current owner, the Cowperwood Company, in 1991 to provide Class A space in a market that lacked sufficient quality space for government contractors connected to the work done at the Oak Ridge Reservation facilities. The portfolio represents most of the leaseable Class-A office space in the market.

o Tenants have typically leased space to end co-terminously with their DOE contracts.

o The subject properties have had a historically low vacancy rate as indicated by the combined average annual vacancy rate for the portfolio since 1991 of 1.90%.

o The sponsor, the Cowperwood Company and founder/CEO John Harvey, focuses on government related facilities. Established in 1977, the Company currently owns and manages over one million square feet of office property in New Mexico, South Carolina, Tennessee, Texas and Washington State. The Company has constructed over two million square feet of Class A office buildings. Under development are the 150,000 square foot Social Security Building in Albuquerque, the 225,000 square foot FBI Building in Dallas and the 73,000 square foot FBI Building in McAllen, TX. Mr. Harvey has a net worth in excess of $21 million dollars.

o The property is managed by the Cowperwood Company, a borrower-related entity, portfolio includes approximately 15 office properties totaling over one million square feet in New Mexico, South Carolina, Tennessee, Texas and the state of Washington.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                           OAK RIDGE OFFICE PORTFOLIO

               LEASE ROLLOVER SCHEDULE OAK RIDGE OFFICE PORTFOLIO

                                                                                                        CUMULATIVE %
                                                                                        % OF TOTAL        OF TOTAL
                                     AVERAGE BASE                                       BASE RENTAL        RENTAL
                     # OF LEASES      RENT PER SF    % OF TOTAL SF    CUMULATIVE %       REVENUES         REVENUES
      YEAR             ROLLING          ROLLING         ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------
       MTM                6              $10.62             6.2%            6.2%             5.6%             5.6
--------------------------------------------------------------------------------------------------------------------
      2002                8              $12.92            37.2%           44.0%            41.3%            46.9
--------------------------------------------------------------------------------------------------------------------
      2003                1              $10.25             1.8%           45.8%             1.5%            48.4
--------------------------------------------------------------------------------------------------------------------
      2004                4              $13.06            24.1%           69.9%            26.6%            75.0
--------------------------------------------------------------------------------------------------------------------
      2005                1               $7.47             2.8%           72.7%             1.8%            76.8
--------------------------------------------------------------------------------------------------------------------
      2006                0               $0.00             0.0%           72.7%             0.0%            76.8
--------------------------------------------------------------------------------------------------------------------
      2007                0               $0.00             0.0%           72.7%             0.0%            76.8
--------------------------------------------------------------------------------------------------------------------
      2008                0               $0.00             0.0%           72.7%             0.0%            76.8
--------------------------------------------------------------------------------------------------------------------
      2009                3              $10.14            27.1%           99.8%            23.2%           100.0
--------------------------------------------------------------------------------------------------------------------
     Vacant               1               $0.00             0.2%            0.2%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                             CLOPPER ROAD PORTFOLIO

----------------------------------------------------------------  -----------------------------------------------------------------
                       LOAN INFORMATION                                                     PROPERTY INFORMATION
----------------------------------------------------------------  -----------------------------------------------------------------
CUT-OFF DATE PRINCIPAL
BALANCE:                 $28,201,325                              SINGLE ASSET/PORTFOLIO:     Multi-Property Portfolio

FIRST PAYMENT DATE:      February 11,2002                         PROPERTY TYPE:              Mixed Use

INTEREST RATE:           7.40% per annum                          PROPERTY SUB-TYPE:          Office/Laboratory

AMORTIZATION:            360 Months                               LOCATION:                   Gaithersburg, MD

ARD DATE:                January 11,2012

MATURITY DATE:           January 11, 2032                         YEAR BUILT/RENOVATED:       1989/2000

EXPECTED MATURITY
BALANCE:                 $24,886,016                              SQUARE FOOTAGE:             197,292

SPONSOR(S):              Alexandria Real Estate Equities, Inc.    OCCUPANCY:                  100%(4)

INTEREST CALCULATION:    Actual/360                               OWNERSHIP INTEREST:         Fee

CALL PROTECTION:         Lockout/defeasance:  116                 PROPERTY MANAGEMENT:        Alexandria Management, Inc.
                         Open:  4

LOAN PER SF:             $143
                                                                                                           % OF
                                                                                                           TOTAL        LEASE
UP-FRONT RESERVES:       Initial TI/LC Reserve      $500,000           MAJOR TENANTS            NRSF        NRSF      EXPIRATION
                                                                       -------------            ----        ----      ----------

ONGOING RESERVES:        Tax and Insurance Reserve  Yes(1)             Digene Corporation       92,990      47%       12/31/2009
                         Replacement Reserve        Yes(2)             Pro-Virus                59,838      30%       2/28/2009
                         TI/LC Reserve              Yes(3)
LOCKBOX:                 Springing                                U/W NET CASH FLOW:          $3,405,524

                                                                  U/W DSCR:                   1.45x

                                                                  APPRAISED VALUE:            $45,600,000

                                                                  CUT-OFF DATE LTV:           61.8%

                                                                  MATURITY DATE LTV:          54.6%

----------------------------------------------------------------  -----------------------------------------------------------------

(1) The borrower is required to make monthly payments into a fax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(2) The borrower is required to deposit $3,288 per month ($0.20 per square foot per year) into a Replacement Reserve fund.

(3) The borrower is required to make monthly payments into a TI/LC Reserve in the amount of $16,667 ($1.01 per square foot per year). An excess cash trap amount which will commence if either Pro-Virus, Inc. or Digene Corporation fails to notify the landlord that they are extending the term of their respective lease or are otherwise terminating their lease.

(4)  Occupancy is based on the December 1, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                             CLOPPER ROAD PORTFOLIO

                             ADDITIONAL INFORMATION

o Clopper Road Portfolio consists of three cross-collateralized and cross-defaulted office/bioscience buildings totaling approximately 197,000 square feet of space located in Gaithersburg, Montgomery County, MD (25 miles north of Washington, DC).

o The Clopper Road Portfolio's largest tenant is Digene Corporation (47% of NRA, NYSE: DIGE). The company is one of the country's largest developers of DNA and RNA tests that screen for diseases afflicting women. Digene is headquartered in the 1201 Clopper Rd. building, and its space at the property contains some of the highest quality biotech improvements in the sub-market.

o In February 2002 Digene Corporation and Cytyc Corporation jointly announced that Cytyc (NASD - CYTC) will acquire Digene in a stock and cash tender offer transaction. Cytyc Corporation develops, manufactures and markets products for medical diagnostic applications primarily focused on women's health and has a market cap of $2.9 billion.

o The Clopper Road Portfolio's 2nd largest tenant is Pro-Virus, a wholly owned subsidiary of IGEN (NASD - IGEN). IGEN is a leader in the development and marketing of technologies to detect and measure biological disorders. The company is in a phase-one clinical trial of PV 701, a drug used to stop the progressions of tumors.

o Pro-Virus occupies the entire 930 Clopper Road building under sublease from Genetic Therapy, who originally leased the space beginning in March 1994. Genetic Therapy is its wholly-owned subsidiary of Novartis AG (NYSE: NVS, rated AAA by S&P) and is guarantor on the lease until expiration 2/28/09. Genetic Therapy invested over $1.0 million ($16.71 psf) in tenant improvements to the subleased space.

o The Sponsor, Alexandria Real Estate Equities, Inc. (NYSE: ARE) has guaranteed the payment of the Digene rent until 12/09 with a $4.0 million cap.

o Reserves for TI/LC include a $500,000 upfront reserve and an annual collection of $200,000. In addition 100% of excess cash flow will be swept if either Digene or Pro-Virus fails to give notice that it will extend its lease 12 months prior to its expiration.

o The Sponsor (ARE) operates a self-advised, self-managed equity REIT focusing on the ownership and operation of modern laboratory and office space. ARE owns a 5.3 million square foot portfolio of 82 laboratory/office buildings and total over $962 million as of 12/31/01.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                             CLOPPER ROAD PORTFOLIO

               LEASE ROLLOVER SCHEDULE CLOPPER ROAD PORTFOLIO

                                                                                                        CUMULATIVE %
                                                                                        % OF TOTAL        OF TOTAL
                                     AVERAGE BASE                                       BASE RENTAL        RENTAL
                     # OF LEASES      RENT PER SF    % OF TOTAL SF    CUMULATIVE %       REVENUES         REVENUES
      YEAR             ROLLING          ROLLING         ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------
      2002                2              $24.85             4.3%            4.3%             5.6%             5.6%
--------------------------------------------------------------------------------------------------------------------
      2003                2              $11.27             7.1%           11.4%             4.3%             9.9%
--------------------------------------------------------------------------------------------------------------------
      2004                1              $14.87             7.9%           19.2%             6.2%            16.1%
--------------------------------------------------------------------------------------------------------------------
      2005                1              $15.24             3.3%           22.5%             2.7%            18.8%
--------------------------------------------------------------------------------------------------------------------
      2006                0               $0.00             0.0%           22.5%             0.0%            18.8%
--------------------------------------------------------------------------------------------------------------------
      2007                0               $0.00             0.0%           22.5%             0.0%            18.8%
--------------------------------------------------------------------------------------------------------------------
      2008                0               $0.00             0.0%           22.5%             0.0%            18.8%
--------------------------------------------------------------------------------------------------------------------
      2009                2              $19.73            77.5%          100.0%            81.2%           100.0%
--------------------------------------------------------------------------------------------------------------------
     Vacant               0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                           BRIDGEPARK SHOPPING CENTER


--------------------------------------------------------------   ------------------------------------------------------------------
                    LOAN INFORMATION                                                      PROPERTY INFORMATION
--------------------------------------------------------------   ------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL
BALANCE:                     $23,424,249                         SINGLE ASSET/PORTFOLIO:      Single Asset

FIRST PAYMENT DATE:          December 11,2001                    PROPERTY TYPE:               Retail

INTEREST RATE:               7.13% per annum                     PROPERTY SUB-TYPE:           Anchored

AMORTIZATION:                360 Months                          LOCATION:                    Ladera Ranch, CA

MATURITY DATE:               November 11, 2011                   YEAR BUILT/RENOVATED:        2001/N/A

EXPECTED MATURITY BALANCE:   $20,558,580                         SQUARE FOOTAGE:              100,918

SPONSOR(S):                                                      OCCUPANCY:                   100%(1)

INTEREST CALCULATION:        Actual/360                          OWNERSHIP INTEREST:          Fee

CALL PROTECTION:             Lockout/defeasance:  114            PROPERTY MANAGEMENT:         Westar Management, Inc.
                             Open:  6

LOAN PER SF:                 $232
                                                                                                         % OF TOTAL     LEASE
UP-FRONT RESERVES:           None                                MAJOR TENANTS                NRSF           NRSF     EXPIRATION
                                                                 -------------                ----           ----     ----------
ONGOING RESERVES:            Tax and Insurance       Yes(1)      Albertson's                  50,000         50%       4/2/2021
LOCKBOX:                     None                                Sav-On                       13,681         14%       4/4/2021

                                                                 U/W NET CASH FLOW:           $2,544,688

                                                                 U/W DSCR:                    1.34x

                                                                 APPRAISED VALUE:             $29,600,000

                                                                 CUT-OFF DATE LTV:            79.1%

                                                                 MATURITY DATE LTV:           69.4%
----------------------------------------------------------       -------------------------------------------------------------------

(1) Tax and Insurance Impound was funded upfront, in the event the borrower becomes delinquent with respect to taxes and insurance, then an ongoing tax and insurance reserve will spring into effect.

(2)  Occupancy is based on the October 1, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                           BRIDGEPARK SHOPPING CENTER

                             ADDITIONAL INFORMATION

o Bridgepark Shopping Center was completed in April of 2001 and is 100% occupied. The property is a 100,918 square foot anchored retail center located in Ladera Ranch, CA. Ladera Ranch is a new master-planned communicated located in South Orange County.

o The subject property is the only grocer-drug store anchored retail center in the master-plan for the community. The Ladera Ranch community will include 8,100 units upon completion. Currently 2,100 units are on-line.

o The center has a strong tenant base with approximately 77% of the NRA leased to credit tenants. The center is anchored by Albertson's (BBB+, S&P) which occupies 50% of the NRA, and Sav-On Drugs, a wholly-owned subsidiary of Albertson's, which occupies 14% of the NRA. Albertson's currently reports sales of $520/PSF/year.

o South Orange County is one of the most affluent areas in Orange County. The median household income in the subject's primary trade area is $100,000. The 4th quarter vacancy rate for South Orange County retail properties was approximately 4.8%.

o The property is managed by Westar Management, Inc. an experienced Costa Mesa, CA based real estate development company. Westar Associates specializes in retail properties, mainly in Southern California. The Company currently owns and manages 18 properties totaling over 1.3 million square feet. The estimated value of their portfolio is approximately $130 million.

o    The Sponsors are the developers of the 4,000-acre Ladera Ranch.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                           BRIDGEPARK SHOPPING CENTER

               LEASE ROLLOVER SCHEDULE BRIDGEPARK SHOPPING CENTER

                                                                                                        CUMULATIVE %
                                                                                        % OF TOTAL        OF TOTAL
                                     AVERAGE BASE                                       BASE RENTAL        RENTAL
                     # OF LEASES      RENT PER SF    % OF TOTAL SF    CUMULATIVE %       REVENUES         REVENUES
      YEAR             ROLLING          ROLLING         ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------
      2002                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2003                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2004                1              $30.00             1.4%            1.4%             1.5%             1.5%
--------------------------------------------------------------------------------------------------------------------
      2005                0               $0.00             0.0%            1.4%             0.0%             1.5%
--------------------------------------------------------------------------------------------------------------------
      2006                3              $31.74             7.2%            8.6%             8.3%             9.8%
--------------------------------------------------------------------------------------------------------------------
      2007                0               $0.00             0.0%            8.6%             0.0%             9.8%
--------------------------------------------------------------------------------------------------------------------
      2008                0               $0.00             0.0%            8.6%             0.0%             9.8%
--------------------------------------------------------------------------------------------------------------------
      2009                0               $0.00             0.0%            8.6%             0.0%             9.8%
--------------------------------------------------------------------------------------------------------------------
      2010                0               $0.00             0.0%            8.6%             0.0%             9.8%
--------------------------------------------------------------------------------------------------------------------
      2011               12              $34.56            22.3%           30.9%            28.2%            38.1%
--------------------------------------------------------------------------------------------------------------------
      2012                0               $0.00             0.0%           30.9%             0.0%            38.1%
--------------------------------------------------------------------------------------------------------------------
   After 2012             4              $24.53            69.1%          100.0%            61.9%           100.0%
--------------------------------------------------------------------------------------------------------------------
     Vacant               0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                              THE SUMMIT - PHASE II

----------------------------------------------------------------------      -------------------------------------------------------
                            LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------------      -------------------------------------------------------

CUT-OFF DATE
PRINCIPAL BALANCE:     $21,421,366                                           SINGLE ASSET/PORTFOLIO: Single Asset

FIRST PAYMENT DATE:    November 11,2001                                      PROPERTY TYPE:          Retail

INTEREST RATE:         7.35% per annum                                       PROPERTY SUB-TYPE:      Anchored

AMORTIZATION:          360 Months                                            LOCATION:               Birmingham, AL

MATURITY DATE:         October 11, 2011                                      YEAR BUILT/RENOVATED:   2001

EXPECTED MATURITY
BALANCE:               $18,919,542                                           SQUARE FOOTAGE:         103,924

SPONSOR(S):            Bayer Properties                                      OCCUPANCY:              95%(8)

INTEREST CALCULATION:  Actual/360                                            OWNERSHIP INTEREST:     Fee

CALL PROTECTION:       Lockout/defeasance:  117
                       Open:  3                                              PROPERTY MANAGEMENT:    Bayer Properties Incorporated

LOAN PER SF:           $206
                                                                                                              % OF TOTAL  LEASE
                                                                             MAJOR TENANTS           NRSF         NRSF    EXPIRATION
UP-FRONT RESERVES:     Initial TI/LC Reserve               $1,043,311(1)     -------------           ----         ----    ----------
                       Organized Living Letter of Credit   $1,000,000(2)     Organized Living, Inc.  20,464       20%     7/31/2015
                       Pottery Barn Letter of Credit       $500,000(3)       Pottery Barn & Pottery  18,213       18%     1/31/2013
                       Eamout Reserve                      $100,000(4)       Barn Kids
                                                                             The Gap                 17,399       17%     3/31/2009
ONGOING RESERVES:      Tax and Insurance Reserve           Yes(5)
                       Replacement Reserve                 Yes(6)            U/W NET CASH FLOW:      $2,371,727
                       TI/LC Reserve                       Yes(7)            U/W DSCR:               1.33x

LOCKBOX:               None                                                  APPRAISED VALUE:        $27,500,000

                                                                             CUT-OFF DATE LTV:       77.9%

                                                                             MATURITY DATE LTV:      68.8%

------------------------------------------------------------------------     -------------------------------------------------------


(1) The borrower was required to deposit a TI/LC Reserve of $1,043,311 for certain tenants not yet in occupancy.

(2) The borrower provided a $1,000,000 irrevocable, standby letter of credit from SouthTrust Bank as additional security which must be maintained in effect by the borrower until the tenant Organized Living either (a) has four (4) years of continuous occupancy with no uncured defaults under the loan or (b) has two (2) years of continuous occupancy with no uncured defaults under the loan and achieves sales of not less than $275 per square foot per annum for a 12-month period.

(3) The borrower also provided a $500,000 irrevocable, standby letter of credit from SouthTrust Bank as additional security which must be maintained in effect by the borrower until the tenants Pottery Barn and Pottery Barn Kids either (a) has four (4) years of continuous occupancy with no uncured defaults under the loan or (b) has two (2) years of continuous occupancy with no uncured defaults under the loan, and (i) the Potter Barn tenant achieves sales of not less than $350 per square foot per annum for a 12-month period and (ii) the Pottery Barn Kids tenant achieves sales of not less than $330 per square foot per annum for a we-month period.

(4) Eamout Reserve of $100,000 will be released upon the property achieving a DSCR greater than or equal to 1.20x and Pasta Yama accepting occupancy and commencing and continuing payment of full rent.

(5) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(6) The borrower is required to make monthly payments of $1,299 ($0.15 per square foot per year) into a Replacement Reserve Account.

(7) The borrower is required to make monthly payments of $6,062 ($0.70 per square foot per year) into a TI/LC Reserve Account.

(8)  Occupancy is based on the September 13,2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------

                              THE SUMMIT - PHASE II

                             ADDITIONAL INFORMATION

o The subject property, The Summit Phase II, was completed in 2001 and is a 103,924 square foot Class A open-air, specialty retail center also known as a "Lifestyle Center". The Property is located on U.S. Highway 280, approximately 3/8 mile north of its intersection I-459. The Summit project (Phase I, Phase II, and Phase III) will be a 165-acre mixed-use development with retail, office and hotel properties upon completion. Phase I (470,000
     SF) was complete in 1997 and is 100% occupied. Phase III is under construction and will contain 160,000 SF and be anchored by Sak's Fifth Avenue.

o Phase II is 95% leased to 17 tenants including Pottery Barn, The Gap, Illuminations, Bose, Organized Living and California Pizza Kitchen, as well as other restaurants, clothing stores, and a day spa. Rents at the subject property range from $19.00/SF to $40/SF and average $29.01/SF and are consistent with Phase I rents. Many of the tenants have a radius restriction which prevents them from occupying either of the two primary competitors.

o Phase I (470,000 square feet) was completed in 1997 and is 100% occupied by tenants such as Parisian, Bruno's, Talbot's, Abercrombie & Fitch, Old Navy, Bed Bath & Beyond, Eddie Bauer, Restoration Hardware, Williams Sonoma, Barnes & Noble, Banana Republic, and Harold's. Average sales for Phase I in 2000 were $335/SF.

o The subject is located in one of the fastest growing and wealthiest corridors in the state of Alabama. Population growth was 22.7% from 1990 to 2000 and the average household income within a three-mile radius in 2000 was $118,528. The subject's sub-market has an average vacancy of 3.22%.

o The sponsor, Bayer Properties, has been in business for over fifteen years, and has been involved in development and redevelopment of numerous properties throughout the Southeast, with most projects focused in the Alabama markets. Bayer Properties' leasing and management portfolio contains 21 retail properties and office buildings with a total of 4 million square feet. The company's properties are mostly located in Alabama's major metropolitan markets - Birmingham, Montgomery, Huntsville and Tuscaloosa.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              THE SUMMIT - PHASE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               LEASE ROLLOVER SCHEDULE THE SUMMIT - PHASE II

                                                                                                        CUMULATIVE %
                                                                                        % OF TOTAL        OF TOTAL
                                     AVERAGE BASE                                       BASE RENTAL        RENTAL
                     # OF LEASES      RENT PER SF    % OF TOTAL SF    CUMULATIVE %       REVENUES         REVENUES
      YEAR             ROLLING          ROLLING         ROLLING       OF SF ROLLING       ROLLING         ROLLING
--------------------------------------------------------------------------------------------------------------------
      2002                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2003                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2004                0               $0.00             0.0%            0.0%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------
      2005                4              $28.69            11.9%           11.9%            13.4%            13.4%
--------------------------------------------------------------------------------------------------------------------
      2006                1              $30.25             3.3%           15.2%             3.9%            17.3%
--------------------------------------------------------------------------------------------------------------------
      2007                0               $0.00             0.0%           15.2%             0.0%            17.3%
--------------------------------------------------------------------------------------------------------------------
      2008                0               $0.00             0.0%           15.2%             0.0%            17.3%
--------------------------------------------------------------------------------------------------------------------
      2009                1              $30.00            16.7%           31.9%            19.7%            37.0%
--------------------------------------------------------------------------------------------------------------------
      2010                4              $29.64             8.7%           40.7%            10.2%            47.1%
--------------------------------------------------------------------------------------------------------------------
      2011                4              $31.96            16.7%           57.4%            21.0%            68.1%
--------------------------------------------------------------------------------------------------------------------
      2012                0               $0.00             0.0%           57.4%             0.0%            68.1%
--------------------------------------------------------------------------------------------------------------------
   After 2012             4              $21.85            37.2%           94.6%            31.9%           100.0%
--------------------------------------------------------------------------------------------------------------------
     Vacant               2               $0.00             0.0%            5.4%             0.0%             0.0%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 11, 2002
--------------------------------------------------------------------------------


                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                         PHONE                  FAX                       E-MAIL
---------------------------------------------------------------------------------------------------------
Ken Rivkin                      212-325-3295           212-325-8104              ken.rivkin@csfb.com
Managing Director

Barry Polen                     212-325-3295           212-325-8104              barry.polen@csfb.com
Director

Chris Anderson                  212-538-3941           212-325-9807              chris.anderson@csfb.com
Director

Derek Barcelona                 212-325-2648           212-325-8105              derek.barcelona@csfb.com
Vice President

Jason Fruchtman                 212-325-3492           212-325-8105              jason.fruchtman@csfb.com
Analyst

Martin Gilligan                 212-325-3295           212-743-4618              martin.gilligan@csfb.com
Analyst


                               STRUCTURED FINANCE

CONTACT                         PHONE                  FAX                       E-MAIL
---------------------------------------------------------------------------------------------------------
Anand Gajjar                    212-538-6415           212-325-6815              anand.gajjar@csfb.com
Managing Director

Jeffrey Altabef                 212-325-5584           212-743-5227              jeffrey.altabef@csfb.com
Director

Bob Wirth                       212-325-9983           212-743-4609              bob.wirth@csfb.com
Vice President

Stephen Krooth                  212-538-2507           212-743-4623              stephen.krooth@csfb.com
Associate

Andy Rudenstein                 212-325-0557           212-743-4610              andy.rudenstein@csfb.com
Associate

Bonnie Ko                       212-538-5980           212-743-5551              bonnie.ko@csfb.com
Analyst

Murtaza Akbar                   212-538-2302           212-743-4612              murtaza.akbar@csfb.com
Analyst


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------